                                                                    EXHIBIT 10.3


                        LEASE COMMENCEMENT DATE AGREEMENT


         THIS AGREEMENT made this 25th day of May, 1995 by and between Princeton Pike Corporate Center Associates IV ("Landlord") and Physicians Healthcare Plan of New Jersey, Inc. ("Tenant").

                               W I T N E S S E T H

         WHEREAS, Landlord and Tenant entered into an Agreement of Lease dated May 24, 1995 ("Lease") setting forth the terms of occupancy by Tenant of all or a portion of a building located at 1009 Lenox Drive, Lawrenceville, New Jersey; and

         WHEREAS, the Lease is for an initial term of six (6) years(s) and the Commencement Date of the Initial term of the Lease has been determined in accordance with the provisions of Article 3 of the Lease.

         NOW, THEREFORE, it is agreed and confirmed by the parties as follows:

         1. The Commencement Date of the Initial term of the Lease is 5/25/95 and the termination date of the Initial term of the Lease is 5/31/01.

         2. The date on which the first payment of Base Rent is due from Tenant is 12/1/95. (to include first Monthly Base Rent payment and partial Monthly Base Rent for the period 11/25/95 - 11/30/95.)

         3. This Agreement is executed by the parties for the purpose of providing a record of the commencement, termination and Base Rent commencement dates of the Lease.

         IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first above written.

Attest/Witness:                            Landlord
                                           Princeton Pike Corporate Center
                                           Associates IV

                                           By:  /s/ Gregory J. Lezynski
---------------------------------               -------------------------------
                                                Gregory J. Lezynski, as agent

Attest/Witness:                            Tenant

                                           By:  /s/ Mike W. Smith
---------------------------------               -------------------------------
                                                Mike W. Smith, Vice President

                               AGREEMENT OF LEASE

         This Agreement of Lease is entered into as of the 24th day of May, 1995 between the Landlord named below and the Tenant named below, as follows:

         In consideration of the rents, covenants and conditions hereinafter reserved and contained, Landlord hereby agrees to lease to Tenant, and Tenant hereby agrees to hire from Landlord, the Demised Premises described herein.

         Landlord and Tenant agree that the terms and conditions of this lease are as set forth in this Agreement of Lease, and the attached General Terms of Lease, including, without limitation, the exhibits or riders referred to in the General Terms of Lease, all of which are incorporated herein and are hereinafter referred to collectively as the "LEASE". For purposes of this Lease, and any supplement(s), amendment(s) or modification(s) thereof, the terms listed below shall have the following meanings:

"LANDLORD":                PRINCETON PIKE CORPORATE CENTER ASSOCIATES IV
                           A NEW JERSEY PARTNERSHIP
   ADDRESS:                C/O GALE & WENTWORTH, INC.
                           PRINCETON FORRESTAL VILLAGE
                           136-200 MAIN STREET
                           PRINCETON, NEW JERSEY 08540

"TENANT":                  PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY INC.
                           A NEW JERSEY CORPORATION
   ADDRESS:                TWO PRINCESS ROAD
                           LAWRENCEVILLE, NJ 08648

"BASE RENT" shall mean, for the initial term of this Lease:

TIME PERIOD                RATE/rsf             MONTHLY BASE RENT           ANNUAL BASE RENT
Lease Year 1               $17.50               $21,875.00*                 $131,250.00
                                                *Commencing Month 7
Lease Years 2-3            $18.00               $42,079.50                  $504,954.00
Lease Years 4-5            $19.00               $44,417.25                  $533,007.00
Lease Year 6               $20.00               $46,755.00                  $561,060.00


This Base Rent schedule assumes a Demised Premises of 15,000 rsf ("Phase I") for the first Lease Year and 28,053 rsf ("Phase II") thereafter.

As provided in Article 4 of the General Terms of Lease, provided, however, that the first full monthly installment of Base Rent due for month 7 of the first Lease Year will be paid by Tenant upon the signing of this Lease and credited to Tenant on the Commencement Date (as defined below).

Provided Tenant is not in default of the terms of this Lease, beyond the applicable cure period, for any time period for which rent is abated or thereafter, the Tenant's Base Rent and additional rent obligation will be abated by the Landlord for the first six months of the initial Lease Term. Notwithstanding the foregoing sentence, Tenant will be required to pay tenant electric during the six month abatement period.

"BASE YEAR" shall mean the Landlord's fiscal year from January 1, 1995 through December 31, 1995 as referred to in Exhibit C to the General Terms of Lease.

"BILLING ADDRESS" shall mean the address at which Tenant will be billed which is the Demised Premises.

"BUILDING" shall mean the two (2) story plus partial ground floor building constructed on the property commonly known as Princeton Pike Corporate Center, Building IV, 1009 Lenox Drive, Lawrenceville, NJ and shall include the "COMMON FACILITIES" as defined below.

"BUILDING HOURS" shall mean Monday through Friday from 8:00 a.m. to 6:00 p.m. and Saturdays from 9:00 a.m. until 12:00 p.m. (noon), excluding holidays. Tenant access outside of the above hours shall be accomplished by means of a card access system for which Tenant shall not be charged for the first 75 cards. Thereafter, Tenant shall pay Landlord $10.00 per card that is requested by Tenant and issued by Landlord.

"COMMENCEMENT DATE" shall mean the date Landlord receives a Certificate of Continuing Occupancy ("CCO") which will allow Tenant to occupy its Demised Premises prior to any Tenant Improvement work being done, which date Landlord estimates will be May 15, 1995. The Commencement Date for Phase II occupancy will be one (1) year after Landlord receives a Certificate of Continuing Occupancy. (See definition for Demised Premises below.)

"COMMON FACILITIES" shall mean the land surrounding the Building, the parking lot(s) and all drives and walkways, all generally as shown on Exhibit A-2 to the General Terms of Lease, and the lobby, elevator(s), if any, fire stairs, public hallways, public lavatories, and all other general building facilities that service all tenants of the Building, including, without limitation, air-conditioning rooms, fan rooms, janitorial closets, electrical closets, telephone closets, elevator shafts, machine rooms, and flumes, stacks, pipe shafts and vertical ducts with their enclosing walls.

"DEMISED PREMISES" shall mean the space consisting in the aggregate of 28,053 rentable square feet located on the ground floor level as shown on the plan attached as Exhibit A-1 to the General Terms of Lease. Tenant will initially be charged Base Rent based on 15,000 rentable square feet.

Tenant acknowledges that some of the work to fitout the Demised Premises shall take place during normal business hours. Tenant agrees that unless the result of the negligence or willful misconduct of Landlord, its agents, employees or contractors, Landlord shall have no liability to Tenant for loss of business or otherwise, as a result thereof, nor shall any interruption be deemed to constitute a partial or total eviction (constructive or otherwise) of Tenant from the Demised Premises or give rise to any abatement or reduction of any rentals, charges, payments or other sums reserved under this Lease. Landlord agrees to use reasonable efforts to minimize the Interruption of Tenant's business, but Tenant recognizes that such work will involve noise, dust and other such disturbance during business hours. Landlord will give Tenant 48 hours prior notice of any power or telephone disruptions during the fitout, that can be reasonably anticipated by Landlord.

"HVAC OVERTIME RATE" shall mean $35.00 per hour as referred to and subject to change as provided in Section 6.1 (b) of the General Terms of Lease.

"LEASE YEAR" shall mean a period of twelve (12) consecutive calendar months, the first of which will begin on the Commencement Date, provided that if the Commencement Date is not the first day of a calendar month the first Lease Year will consist of the Partial Month referred to in Section 3.2 of the General Terms of Lease and the next succeeding twelve (12) consecutive calendar months.

"MORTGAGEE" shall mean the holder of any mortgage now or hereafter encumbering the Building (currently Mortgagee is: Connecticut General Life Insurance Company, c/o Dorman & Wilson, 1 North Lexington Avenue, White Plains, New York 10602).

"OPERATING EXPENSES" shall mean real estate taxes, payments "in lieu of real estate taxes", insurance premiums and other expenses, as referred to in Section
4.3 of, and as more particularly described In Exhibit C to, the General Terms of Lease. Commencing with the second Lease Year, Tenant will pay to Landlord as additional rent Tenant's Pro Rata Share (as defined below) of the Increase in Building Operating Expenses over the actual Operating Expenses for Tenant's Base Year. Landlord represents that to the best of Landlord's knowledge as of the date of this Lease the Base Year Operating Expenses are to be $7.46/rsf.

Landlord agrees that annual Operating Expense escalations on controllable operating expenses shall be subject to a cumulative cap. Such costs shall not exceed the lesser of five percent (5%) or the increase in the NY, NJ and CT consumer price index ("CPI 1982-1984 =100%) from the previous calendar year. Landlord's management fee shall not exceed five (5%) percent of Tenant's gross rents including Base Rent and Additional Rent inclusive of management fees and costs of management personnel.

"PROPERTY" shall mean the real property located in the Township of Lawrence, County of Mercer and State of New Jersey, as more particularly described in Exhibit A to the General Terms of Lease.

"RATED CAPACITY OF ELECTRICAL SERVICE" shall mean electrical service as referred to in Section 6.1(c) of the General Terms of Lease as limited by Tenant Plans.

"REAL ESTATE BROKER shall mean Commercial Property Network, Inc., Princeton Gateway, 707 State Road, Suite 211, Princeton, New Jersey 08540. Landlord will pay to Broker a brokerage commission based on a separate agreement between the parties.

"SECURITY DEPOSIT" shall mean the sum of $50,000.00 in cash as referred to in
Article 17 of the General Terms of Lease, which amount shall be due and payable upon the execution of this Lease plus an irrevocable letter of credit in the amount of $250,000.00 covering the period through May 15, 1999.

"STANDARD INDUSTRIAL CLASSIFICATION ("SIC") NUMBER" shall mean the SIC number applicable to Tenant's primary business and referred to in Section 2.2 of the General Terms of Lease which Tenant represents and warrants is 6411.



"TENANT ALLOWANCE" shall mean $84,159.00 (i.e. $3.00/rsf) to offset Tenant's actual reasonable out of pocket expenses for items such as relocation costs, security systems, telecommunications, wiring, purchase of furniture including without limitation work stations and other installation and relocation costs.


"TENANT IMPROVEMENTS" shall mean the improvements to the Demised Premises constructed for Tenant's use and occupancy of same as described in Exhibit D to the General Terms of Lease. Tenant acknowledges that, except as set forth in this Lease Tenant will accept the Demised Premises "as is" as of the Commencement Date. Landlord will provide the Tenant Improvements as set forth in Exhibit D.

"TENANT PARKING SPACES" shall mean 4.5 unassigned parking spaces per 1,000 usable square feet of Demised Premises.

"TENANT PLANS" shall mean the final plans, specifications and working drawings required to be supplied by Landlord or Tenant and approved in writing by the other party for the construction of the Demised Premises and the Tenant Improvements as defined in Exhibit D to the General Terms of Lease.

"TENANT'S PRO RATA SHARE", as referred to In Exhibit C to the General Terms of Lease, shall mean the ratio of (x) the rentable square feet in the Demised Premises, over (y) the total rentable square feet in the Building, which Landlord and Tenant agree is 15.3% percent based on a total rentable Building size of 183,342 rentable square feet, which is subject to change upon a recalculation of the total rentable Building size.

If any operating expense (as defined on Exhibit C) is related to any item entirely within the Demised Premises and for the sole use and benefit of the Tenant, then Tenant shall pay one hundred (100%) percent of the cost of such item and further provided that if any operating expense is related to an item entirely within the premises of another tenant then that tenant shall pay one hundred (100%) percent of such cost. In a mixed use Building, Operating Expenses which benefit solely one class of tenant shall be shared proportionately among that class of tenant.

If Landlord determines that a service or operating expense relates to less than 100% of the Building and is applicable to Tenant's Demised Premises, then Tenant's Pro Rata Share shall be the ratio of (x) the rentable square feet in the Demised Premises over (y) the total rentable square feet in the Building to which such operating expense or service applies.

"TERM" shall mean a period of six (6) years from the Commencement Date of Phase I plus the Partial Month, if any, referred to in Section 3.2 of the General Terms of Lease, and will, if the context requires, include any extension(s) of the initial Term and be subject to earlier termination as provided in the General Terms of Lease.

"USE" shall mean Tenant's occupancy of the Demised Premises as referred to in
Section 2.1 of the General Terms of Lease for the purpose of general office use only.

         Submission of this Lease for examination by or signature of Tenant does not constitute an offer, reservation of space or option to lease. This Lease will not be effective or binding upon the parties as a lease or otherwise until execution and delivery by both Landlord and Tenant.

         IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands and seals, or caused this Lease to be signed by their duly authorized general partner(s), officers or agents, as of the date and year first above written.

WITNESS:                           LANDLORD:  PRINCETON PIKE
                                   CORPORATE CENTER ASSOCIATES IV

                                   BY: /s/ RONALD BERMAN
-----------------------------          ------------------------------------
                                       RONALD BERMAN, MANAGING GENERAL PARTNER

ATTEST/WITNESS:                    TENANT:  PHYSICIAN HEALTHCARE
                                   PLAN OF NEW JERSEY, INC.

/s/  [Illegible]                   BY: /s/ HENRY D. ROSIN, M.D.
-----------------------------          ------------------------------------
                                       HENRY D. ROSIN, M.D.
                                       PRESIDENT AND CHAIRMAN OF THE BOARD

                          GENERAL TERMS OF OFFICE LEASE

                         ATTACHED TO AGREEMENT OF LEASE
                                    BETWEEN:


LANDLORD:       PRINCETON PIKE CORPORATE CENTER ASSOCIATES IV

                                       AND

TENANT          PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY, INC.

LEASE DATED     _____________________________________________

                          GENERAL TERMS OF OFFICE LEASE
                                TABLE OF CONTENTS

ARTICLE 1.        DEMISED PREMISES.............................................................................1
ARTICLE 2.        USE..........................................................................................1
ARTICLE 3.        TERM OF LEASE................................................................................1
ARTICLE 4.        RENT AND ADDITIONAL RENT.....................................................................1
ARTICLE 5.        PREPARATION FOR OCCUPANCY; EXCUSABLE DELAY...................................................2
ARTICLE 6.        UTILITIES AND SERVICES.......................................................................3
ARTICLE 7.        COMPLIANCE WITH LAWS.........................................................................4
ARTICLE 8.        EVENTS OF DEFAULT; REMEDIES..................................................................4
ARTICLE 9.        CUMULATIVE REMEDIES; WAIVER..................................................................6
ARTICLE 10.       SURRENDER OF DEMISED PREMISES................................................................6
ARTICLE 11.       ASSIGNMENT OR SUBLETTING.....................................................................6
ARTICLE 12.       MAINTENANCE AND REPAIRS; COVENANT AGAINST WASTE; RIGHT OF INSPECTION.........................8
ARTICLE 13.       MECHANIC'S LIENS.............................................................................8
ARTICLE 14.       ALTERATIONS..................................................................................9
ARTICLE 15.       INSURANCE; WAIVER OF SUBROGATION; RELEASE...................................................10
ARTICLE 16.       QUIET ENJOYMENT.............................................................................11
ARTICLE 17.       SECURITY DEPOSIT............................................................................11
ARTICLE 18.       DAMAGE OR DESTRUCTION.......................................................................11
ARTICLE 19.       CONDEMNATION................................................................................12
ARTICLE 20.       INDEMNIFICATION.............................................................................13
ARTICLE 21.       SELF-HELP...................................................................................13
ARTICLE 22.       ESTOPPEL CERTIFICATE........................................................................13
ARTICLE 23.       SUBORDINATION AND NON-DISTURBANCE...........................................................13
ARTICLE 24.       NOTICES.....................................................................................14
ARTICLE 25.       BROKER......................................................................................14
ARTICLE 26.       SIGNS.......................................................................................15
ARTICLE 27.       HOLDOVER....................................................................................15
ARTICLE 28.       LIMITATION OF LIABILITY.....................................................................15
ARTICLE 29.       MODIFICATIONS REQUESTED BY MORTGAGEE........................................................15
ARTICLE 30.       PARKING.....................................................................................15
ARTICLE 31.       RULES AND REGULATIONS.......................................................................15
ARTICLE 32.       REGULATION OF COMMON FACILITIES.............................................................16
ARTICLE 33.       RIGHT TO RELOCATION.........................................................................16
ARTICLE 34.       SHORT FORM LEASE............................................................................16
ARTICLE 35.       CAPTIONS....................................................................................16
ARTICLE 36.       APPLICABILITY TO SUCCESSORS AND ASSIGNS.....................................................16
ARTICLE 37.       ENTIRE AGREEMENT; MODIFICATION..............................................................16
ARTICLE 38.       MISCELLANEOUS...............................................................................16

                                    EXHIBITS

A        Property Description
           -       A-1     Building Floor Plan and Demised Premises Designation
           -       A-2     Site Plan

B        Commencement Date Agreement

C        Operating Expenses

D        Work Letter

            -      Schedule D-1     Base Building-Landlord's Work

            -      Schedule D-2     Technical Specifications for Tenant
                                    Improvements and Guidelines for Tenants
                                    Using Consultants & Contractors

            -      Schedule D-3     List of Tenant Drawings

E        Cleaning Specifications

F        Rules and Regulations

G        Rider to Lease

H        Form Letter of Credit

I        Letter Directing Tenant's Rent Payment to Escrow Agent

J        Subordination and Non-Disturbance Agreement

ARTICLE 1.       DEMISED PREMISES

         SECTION 1.1 Tenant will have the exclusive right to use and occupy the Demised Premises and the right to use in common with other tenants of the Building, and their invitees, customers and employees, those public areas of the Common Facilities, all subject to the terms, conditions and limitations hereinafter set forth. Landlord specifically excepts and reserves for itself the roof, airspace above the ceiling and below the floor (except to the extent required for Tenant's fitout), the interior surfaces of exterior walls and the exterior portions of the Building, including the loading areas for the right to install, maintain, use, repair and replace pipes, duct work, conduits, mechanical systems, antennae, utility lines and wires in the Building, provided such reservation and rights do not materially impair Tenant's full use and enjoyment of the Demised Premises.

         SECTION 1.2 The use and control of the Common Facilities is reserved to Landlord and Landlord may at any time, and from time to time, close any Common Facilities to make repairs or renovations, effect construction, discourage non-tenant parking and/or access, improve security or reconfigure particular Common Facilities, and may do such other acts on, in and to the Common Facilities as in its judgment may be desirable to insure and/or improve the convenience thereof for Landlord and/or for present or future tenants of the Building, all without liability to Tenant. Notwithstanding the foregoing, there will be no change to the Demised Premises or the number of parking spaces and Tenant will be entitled to reasonable access to the Demised Premises at all times, with no material impairment to Tenant's use or enjoyment of the Demised Premises.

ARTICLE 2.       USE

         SECTION 2.1 Tenant will use and occupy the Demised Premises for the Use specified in the Agreement of Lease only and for no other use. Notwithstanding the foregoing, Tenant's use of the Demised Premises will at all times be lawful and will not constitute waste or nuisance to Landlord or any other tenant(s) in the Building.

         SECTION 2.2 Tenant warrants that it will not do or allow anything which will cause its SIC number as set forth in the Agreement of Lease ( or the SIC number of any assignee or subtenant ) to change and/or to fall within any of the SIC number(s) to which the Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq., ("ISRA") is now or may hereafter be applicable. Tenant further warrants that it will not use the Demised Premises, or any part thereof, to refine, produce, store, handle, transfer, process or transport "Hazardous Wastes" or "Hazardous Substances" as such terms are now or may hereafter be defined under any federal, state or local law or regulation, including, without limitation, N.J.S.A. 58:10-23.11(b)(k) et seq.; N.J.S.A. 13:1K-6 et seq.; or N.J.S.A.
7:1-3.3 et seq. except in de minimis quantities for typical office use. In the event Tenant should breach this warranty, Landlord will have, in addition to any other remedies available, the right to immediately terminate this Lease. I

ARTICLE 3.       TERM OF LEASE

         SECTION 3.1 The Demised Premises are hereby leased for the Term which will commence on the date as set forth in the Agreement of Lease.

         SECTION 3.2 If the Commencement Date is any date other than the first day of a calendar month, the period between the Commencement Date and the last day of the calendar month during which the Commencement Date occurs (the "Partial Month") will be added to the Term.

         SECTION 3.3 The parties hereto, at the request of either, will execute a Commencement Date Agreement substantially in the form attached hereto as Exhibit B.

         SECTION 3.4 Tenant's inability or failure to take possession of the Demised Premises on the Commencement Date will not delay the commencement of the Term or Tenant's obligation to pay Base Rent, Operating Expenses or any additional rent or to comply with any of its other obligations hereunder, except to the extent due to the actions of Landlord, its agents, employees or contractors.

         SECTION 3.5 Intentionally Deleted.

ARTICLE 4.       RENT AND ADDITIONAL RENT

         SECTION 4.1 Except as set forth herein, Tenant will pay Base Rent and all additional rent without any setoff, deduction, recoupment or demand whatsoever. Base Rent will be paid in monthly installments, in advance, on the first day of each calendar month during the Term in the amount set forth in the Agreement of Lease.

         SECTION 4.2 Notwithstanding the foregoing, if the Commencement Date is not the first day of a calendar month, Base Rent and any additional rent for the Partial Month will be prorated on a daily basis using the annual Base Rent divided by three hundred sixty-five (365) days and will be paid on the Commencement Date (and the total Base Rent accruing for the first Lease Year of the Term will be the annual Base Rent set forth in the Agreement of Lease plus the prorated rental for the Partial Month). Base Rent for any Partial Month will be calculated by dividing the then annual applicable Base Rent by 365 days.

         SECTION 4.3 Tenant will pay to Landlord, as additional rent, Tenant's Pro Rata Share of Operating Expenses, all as more particularly defined and set forth in Exhibit C. Tenant will pay all charges for electrical power service to the Demised Premises as provided in Exhibit G.

         SECTION 4.4 Any and all charges and costs which Tenant is required to pay pursuant to this Lease, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay such amounts, and all damages, costs and expenses which the Landlord may incur by reason of any default of Tenant or failure on Tenant's part to comply with the terms of this Lease, will be deemed to be Additional Rent. In the event of nonpayment by Tenant of any Additional Rent, Landlord will have all of the rights and remedies with respect thereto which Landlord has for the nonpayment of Base Rent.

         SECTION 4.5 In addition to any other remedies provided for herein, for each installment of Base Rent or payment of Additional Rent that is more than seven (7) calendar days overdue, then Landlord may charge a one-time "late charge" of four (4%) percent of the amount(s) so overdue. Tenant acknowledges that such late charge is fair and reasonable and the late charge assessed pursuant to this Lease is not interest but constitutes an agreement between Landlord and Tenant as to the estimated compensation for costs and administrative expenses incurred by Landlord due to such late payment(s) by Tenant, the actual amount of which would be extremely difficult to calculate.

          In addition, Landlord may charge Tenant the lessor of eighteen (18%) percent per year or the maximum percentage allowed by law per year as interest on such late payment(s) from the due date of any amount(s) so overdue.

         The late charge and interest will be in addition to and not in lieu of any other remedy Landlord may have under the circumstances and in addition to any reasonable fees and charges of any agents or attorneys Landlord may employ in the event of a default hereunder, whether authorized herein or by law. Any such late charge and/or interest, it not previously paid, shall be added to and become part of the next succeeding payment of Base Rent to be made hereunder and shall be deemed to constitute Additional Rent.

         SECTION 4.6 ACCEPTANCE OF RENT Tenant acknowledges that as of the date of execution of this Lease, Landlord has directed Tenant to make Base Rent, additional rent and/or other sums due and required in accordance with the letter notice attached hereto as Exhibit I.

ARTICLE 5.       PREPARATION FOR OCCUPANCY; EXCUSABLE DELAY

         SECTION 5.1 Landlord will construct the Tenant Improvements within the Demised Premises in accordance with Exhibit D (the "WORK LETTER").

         SECTION 5.2 If Landlord is prevented from or delayed in complying with its obligations set forth in this or any other Article of this Lease because of delay(s) (whether affecting Landlord or its contractors, subcontractors or materialmen) caused by or due to (I) actual or threatened administrative proceedings or litigation which interfere with Landlord's ability to begin or complete construction, (ii) delays in obtaining approval of construction plans, building permits or Certificates or Temporary Certificates of Occupancy, (iii) strikes or other labor troubles, riots, fire, acts of God, governmental intervention or regulations, inability to obtain materials, weather, holding over of tenants, or any other matters which are not within the reasonable control of Landlord (all of the foregoing hereinafter referred to collectively as "Excusable Delay"), then the schedule set forth herein, if adversely affected by an Excusable Delay, will be extended by one (1) day for each day of an Excusable Delay.

         SECTION 5.3 If Landlord's ability, when required to do so, to obtain a building permit or Certificate or Temporary Certificate of Occupancy or to complete the Tenant Improvements, or deliver possession of all or part of the Demised Premises is delayed due to any act or omission of Tenant or its agents, employees, contractors or subcontractors ("TENANT DELAY"), then the Demised Premises, building permit and/or Certificate or Temporary Certificate of Occupancy will be deemed to have been completed or obtained, as the case may be, and possession of the Demised Premises will be deemed to have been delivered to Tenant, on the date when such event would have occurred but for such Tenant Delay as same is certified in writing by Landlord's contractor.
Such delay shall include, but not be limited to:
                  (a) delay due to submission of Tenant Plans after the Tenant Plans Deadline or delay in giving authorizations or approvals required for the preparations for or construction of the Tenant Improvements;
                  (b) delay due to changes made or requested by or on behalf of Tenant in the Tenant Plans (notwithstanding Landlord's approval of such changes);
                  (c) delay due to any other interference with work in the Demised Premises or in the Building, or any other act or omission, by Tenant, its agents, employees, contractors or subcontractors;
                  (d) delay due to the postponement of any work at Tenant's request;
                  (e) delay due to performance of any work in the Demised Premises by any person or entity employed or retained by or on behalf of Tenant;
                  (f) delay due to Tenant requesting materials, finishes, equipment or supplies where delivery or installation is unavailable from Landlord's or its contractor's ordinary trade sources in such sequence with the delivery/installation of other equipment, fixture and the like or as is required under good construction scheduling practice, so as to delay Landlord in completing the Demised Premises and obtaining a Certificate or Temporary Certificate of Occupancy as scheduled; and
                  (g) delay due to Tenant's failure to authorize Landlord to proceed with the Tenant Improvements or to timely pay to Landlord the amounts due pursuant to Exhibit D.

         All work done in the Demised Premises by Landlord or Tenant will be done in accordance with applicable codes. If an event of Tenant Delay occurs or is anticipated in connection with any work to be done in the Demised Premises other than the initial fitout, Landlord will furnish Tenant with written notice identifying the result of such delay and the impact of such delay on the Schedule.

         SECTION 5.4 If, as a result of any Tenant Delay pursuant to the provisions of this Article, Landlord sustains any damages or any additional costs or expenses for labor or material, Tenant will pay to Landlord (in addition to the rent payable as a result of the establishing of the Commencement Date as provided in Section 5.3 all such damages, costs and expenses that Landlord may sustain.


ARTICLE 6.       UTILITIES AND SERVICES

         SECTION 6.1 Landlord will arrange to have furnished to the Building and/or Demised Premises, as applicable, the following services, utilities, supplies and facilities:

                  (a) Passenger elevator service, if applicable, operated automatically or manually, provided that Landlord may remove elevators from service temporarily for purposes of moving freight and/or repair and maintenance.
                  (b) Heat, hot and cold water, year round ventilation, and air conditioning and heat during the seasons when they are required, as determined in Landlord's reasonable judgment but consistent with the operation of Class A office building. Heating, ventilation and air conditioning ("HVAC") will be provided during Building Hours only. Landlord will furnish HVAC beyond the Building Hours, provided that notice requesting such service is delivered to Landlord before noon on the business day when such service is required for that evening, and by noon of the preceding business day when such service is required on a Saturday, Sunday or holiday. Landlord's charge for supplying such additional service will be paid by Tenant (for each HVAC zone of the Demised Premises, if applicable) at the HVAC Overtime Rate which will be subject to change by Landlord from time to time on thirty (30) days prior written notice to Tenant and will be based upon Landlord's actual cost for supplying HVAC to Tenant, such actual cost to include: 1) cost to the utility company; 2) cost of allocation of depreciating the HVAC system and 3) cost of allocation of service contracts, systems repair and maintenance. Landlord will bill Tenant for HVAC overtime charges and will submit with its invoice a tabulation of the hours and the dates in which the overtime HVAC was furnished. Tenant will reimburse Landlord therefore (as additional rent) within fifteen (15) days after receipt of Landlord's invoice.

                  (c) In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Building's electrical service, Tenant will not, without Landlord's prior written consent in each instance, (i) connect any additional fixtures, appliances or equipment to the electric distribution system other than (a) the lighting in accordance with the Tenant Plans approved by Landlord and (b) lamps, electric typewriters, word processors, personal computers, calculators, copy machines, state of the art office equipment and other small office machines, and kitchen equipment, or (ii) make any alteration or addition to the electric system. Should Landlord grant such consent, all additional risers or other equipment required therefore will be provided by Landlord and the charges therefore will be paid by Tenant upon Landlord's demand.
                  (d) Removal of ice and snow from the walks, drives and parking facilities during Building Hours within a reasonable time after accumulation thereof.
                  (e) Maintenance of the Common Facilities and cleaning and janitorial service for the Demised Premises after 6:00 p.m. Monday through Friday (excluding holidays), as provided in Exhibit E.
         If at any time Tenant's use of any utility service (if any utility is not directly metered or paid by Tenant to the utility authorized providing such service) or if Tenant's use of any available Building service exceeds Tenant's Pro Rata Share of the Building Operating Expenses, Landlord reserves the right to bill Tenant separately for the cost of such service or usage, but without markup or profit to Landlord. Such usage will be calculated at Landlord's option by the use of checkmeters, survey or specific invoicing by outside vendors.

         Subject to the provisions of Section 6.2, Landlord represents that the HVAC System is capable of maintaining heat at a minimum of 66(degrees) in the Demised Premises when the outdoor temperature is 14(degrees) F. and air conditioning at a minimum of 78(degrees) F. dry bulb and 67(degrees) F. wet bulb and a 50 percent humidity in the Demised Premises when the outdoor temperature is 91(degrees) F. dry bulb and 76(degrees) F. wet bulb during summer months.

         SECTION 6.2 Tenant expressly agrees that Landlord will not be responsible for the failure of supply to Tenant of any of the aforesaid or any other utility or service, nor will Landlord be liable for any damages resulting from, nor there be any abatement of rent or additional rent as a result of such failure. Notwithstanding the foregoing, if such failure of supply results from Landlord's negligence and the Demised Premises thereby becomes untenantable for five (5) consecutive days after notice from Tenant specifying the basis of Tenant's claim, then from and after the expiration of said five (5) day period and until such failure is cured, Tenant's Base Rent will be abated in such proportion as the usable square footage of the portion of the Demised Premises which becomes untenantable bears to the total usable square footage of the Demised Premises, provided, however, that:
                  (a) Tenant, upon serving upon Landlord any notice pursuant to this Section 6.2, will also serve a copy of such notice upon the Mortgagee, and no notice by Tenant to Landlord hereunder will be deemed to have been duly given unless and until a copy thereof has been so served; and
                  (b) Mortgagee will have the right to cure such failure, or cause same to be cured, and Tenant Will accept such cure by or at the instance of Mortgagee as if the same had been made by the Landlord. Notwithstanding the foregoing, should such utility failure be due to the negligence of Landlord, its agents, employees or contractors, the five (5) day time period shall be reduced to one (1) business day. Landlord will use reasonable efforts to correct any utility failure promptly.

         SECTION 6.3 Landlord and Tenant will comply with any applicable energy or water conservation measures, voluntary or mandatory, which may be imposed by any federal, state, county or municipal governmental agency, including, without limitation, limits on permitted HVAC temperature settings, requirements limiting volume of consumption or curtailment of Building Hours. The effect of such compliance will not be deemed an eviction, actual or constructive, or a breach of the provisions of this Lease which will be suspended, as necessary, for the period(s) during which such conservation measures are in effect.

         SECTION 6.4 Landlord represents that there is telephone service available in the Building, but Tenant is responsible for bringing such service to the Demised Premises and for any in-premises setup of telephone service. Tenant will arrange for and pay for its telephone service directly to the telephone company.

ARTICLE 7.       COMPLIANCE WITH LAWS
         SECTION 7.1 Tenant will, at its expense, promptly observe and comply or cause compliance with all laws and ordinances, orders, rules, regulations and requirements of all federal, state, county or municipal governments, and appropriate departments, agencies, commissions, boards and offices thereof, including but not limited to those governing indoor air quality or pollution standards and the Americans with Disabilities Act ("ADA"), and of the Board of Fire Underwriters and/or of any other body exercising similar functions, and of all insurance companies writing policies covering the Building and/or Demised Premises, or any part thereof, foreseen or unforeseen, ordinary as well as extraordinary, which relate or pertain to Tenant's use and occupancy of the Demised Premises, including the conduct of Tenant's business therein, and whether or not the same (a) involve any change of governmental policy, (b) are now in force or are hereafter passed, enacted or directed, or (c) require extraordinary repairs, alterations, equipment or additions or any work (or changes to such work or any other requirements incidental thereto) of any kind which may be applicable to, or in and about, the Demised

Premises, including, without limitation, the fixtures and equipment thereof, or the purposes to which the Demised Premises are put, or manner of use of the Demised Premises at the commencement or during the Term of this Lease. Tenant will provide copies to Landlord of any notices with regard to violations of the ADA.

         SECTION 7.2 Tenant's obligations as set forth in Section 7.1 will include, but not be limited to, compliance with any and all laws, orders, rules, regulations and requirements relating to life safety and environmental control, conservation or protection, including, without limitation, the Occupational Safety and Health Act ("OSHA"), the Spill Compensation and Control Act and the Industrial Site Recovery Act ("ISRA"), with respect to the use of and operations at the Demised Premises. Without limitation of the foregoing, if during the Term the operations of any occupant of the Demised Premises now or hereafter become subject to the requirements of ISRA, then upon any event which, it applicable to Tenant, would "trigger" the applicability of ISRA, Tenant will, at its own expense, take or cause such occupant to take such action as is required by ISRA. Notwithstanding the foregoing, in the event Landlord takes any action which would trigger the applicability of ISRA, Tenant agrees to cooperate with Landlord in obtaining ISRA approval, including without limitation, (i) executing and delivering any affidavits, applications or other filings required by the New Jersey Department of Environmental Protection ("NJDEP") and at Landlord's expense, (ii) allowing inspections and testing of the Demised Premises and (iii) performing any requirement reasonably requested by Landlord and necessary for the receipt of the ISRA approval.

         SECTION 7.3 In the event that Tenant is not obligated to comply with
Section 7.2 for any reason, including without limitation inapplicability of ISRA to Tenant or any other occupant of the Demised Premises, then prior to any assignment or subletting of any portion of the Demised Premises and prior to the expiration or sooner termination of this Lease or any sublease, Tenant, at its sole expense, will obtain from the NJDEP and deliver to Landlord a "letter of non-applicability". Tenant will also provide Landlord with a duplicate original of the affidavit and any and all other information submitted to the NJDEP in connection with the request of such letter. Any representation or certification made by Tenant, its agents, employees and invitees, in connection with any request for a letter of non-applicability shall constitute a representation and warranty by Tenant in favor of Landlord.

         SECTION 7.4 In the event of Tenant's failure to comply fully with this
Article 7 Landlord may, but will not be required to, perform any or all of Tenant's obligations as aforesaid.

         SECTION 7.5 Tenant will defend, indemnify and hold harmless Landlord, its agents, successors and assigns from and against, and be responsible for payment of, any and all costs, expenses, claims, fines, penalties and damages that may, in any manner, arise out of or be imposed because of the failure of Tenant to comply with the provisions of this Article 7, including the expenses incurred by Landlord in the exercise of its rights pursuant to Section 7.4, and all of the foregoing shall be deemed additional rent.

         Landlord agrees to indemnify Tenant for any costs, expenses (including reasonable attorneys' fees), damages or other liabilities incurred by Tenant arising out of the use, placement, storage or disposal of hazardous or toxic waste or substances in or on the Property by Landlord, its employees, agents or invitees. Except for de minimis quantities for typical office use, the term 'hazardous or toxic waste or substances' means any wastes or substances classified as hazardous or toxic under any applicable federal, state or local law, statute, rule, regulation or ordinance (including ECRA), as well as any wastes or hazardous substances excluded from the definition of a 'hazardous substance' by the last sentence of 42 U.S.c. 9601 (14) and any chemical substances or mixtures regulated pursuant to 15 U.S.C. 2601 et. seq.

         SECTION 7.6 In the event Tenant is required to obtain ISRA approval due to events related to Tenant's, its agent's or employee's actions or due to its permitted use and the scheduled expiration or earlier termination of the Term of this Lease (collectively, a "LEASE TERMINATION") occurs prior to obtaining such ISRA approval, Tenant will continue to pay (i) Base Rent at one and one-half (1.50) times the rate in effect immediately prior to such Lease Termination and
(ii) all additional rent as provided under the Lease, until such ISRA approval has been obtained, but Tenant will have no further right to occupy or use the Demised Premises after the Lease Termination. Tenant's obligations under this
Article 7 shall survive termination of the Lease.

         SECTION 7.7 Landlord warrants that as of the Commencement Date of this Lease, to Landlord's knowledge, the Building and Property is not in violation of applicable federal, state, county and municipal laws and regulations in effect as of such date and there are no environmental violations, hazardous wastes or materials in or around the Building as of the Commencement Date. Landlord will be responsible for any costs incurred by Tenant due to any non-compliance in connection with this representation.

         If, however, after the commencement Date of the Lease, as a result of new laws or regulations, it is determined that the Building or Property are in violation of such new laws or regulations except if due to Tenant's Permitted Use and/or any action or omission on the part of Tenant, Landlord, or some other tenant or their agents, employees or invitees, Landlord will cause the Building and Property to comply and the costs thereof will be allocated in accordance with the provisions of Exhibit C of this Lease.

ARTICLE 8.        EVENTS OF DEFAULT; REMEDIES

         SECTION 8.1 It will be a default hereunder if, at any time after the date hereof, any one of the following events (herein called an "EVENT OF DEFAULT") occurs:
                  (a) if Tenant falls to pay any installment of the Base Rent or Operating Expenses, or any part thereof, when same is due and payable and such failure continues for five (5) days after the same is due and payable; Notwithstanding the foregoing, Landlord agrees that it will notice Tenant up to three (3) times in any Lease Year of any failure to pay an Installment of Base Rent or Operating Expenses and it will not be an event of default if Tenant pays such overdue amount within five (5) days of the receipt of such notice; or
                  (b) if Tenant fails to pay any other item of additional rent or any other charges required to be paid by Tenant hereunder and such failure continues for ten (10) days after notice thereof from Landlord to Tenant; or
                  (c) If Tenant fails to perform any of the requirements of this Lease (other than the payment of money) on the part of Tenant to be performed or observed and such failure continues for thirty (30) days after notice thereof from Landlord to Tenant; or provided, however, if such default shall be of a nature that it cannot reasonably be cured by Tenant within such thirty (30) day period, Tenant shall have such additional time as shall be reasonably necessary, provided Tenant promptly commences a cure within said thirty (30) day period and diligently proceeds to cure same thereafter provided that under no circumstances will such additional time exceed ninety (90) days.
                  (d) Deleted Intentionally.
                  (e) if Tenant assigns, mortgages or encumbers this Lease, or sublets the Demised Premises, or any part thereof, other than as expressly permitted hereunder; or
                  (f) If Tenant makes an assignment for the benefit of its creditors; or
                  (g) if any petition is filed by or against Tenant in any court, whether or not pursuant to any statute of the United States or of any State, in any bankruptcy, reorganization, extension, arrangement or insolvency proceedings, and with regard to a petition filed against Tenant the same is not dismissed within forty-five (45) days, provided that during such period Tenant continues to pay all Base Rent and all additional rent and performs all of its obligations under this Lease; or
                  (h) if, a receiver or trustee is appointed for all or any substantial portion of Tenant's property, and with regard to a proceeding brought against Tenant the same is not dismissed in forty-five (45) days, provided that during such period Tenant continues to pay all Base Rent and all additional rent and performs all of its obligations under this Lease; or
                  (i) if a petition or a proceeding is filed or commenced by or against Tenant for its dissolution or liquidation (other than in connection with any merger permitted hereunder), or if Tenant's property is taken by any governmental authority in connection with a dissolution or liquidation, and with regard to a petition filed or commenced against Tenant the same is not dismissed within forty-five (45) days, provided that during such period Tenant continues to pay all Base Rent and all additional rent and performs all of its obligations under this Lease; or
                  (j) if a levy for substantially all of Tenant's property at the Demised Premises or upon the Lease or upon Tenant's leasehold interest hereunder, under judgment against Tenant is not satisfied or bonded within thirty (30) days.

         SECTION 8.2 Upon the occurrence of any one or more of the aforementioned events of default, and the expiration of the period of time for curing the same, if any, Landlord may give to Tenant a notice (hereinafter called "NOTICE OF TERMINATION") of its intention to end the Term of this Lease at the expiration of five (5) days from the date of service of such Notice of Termination. At the expiration of such five (5) days the Term hereof, as well as all of the right, title and interest of Tenant hereunder, will wholly cease and expire in the same manner and with the same force and effect as if the date of expiration of such five (5) day period were the date originally specified herein for the expiration of the Term, and Tenant will then quit and surrender the Demised Premises to Landlord, but Tenant will remain liable to Landlord as hereinafter provided. Notwithstanding the foregoing provisions of this Section 8.2, Landlord will not be required to give any notice of default, and no cure period shall be applicable to the failure of Tenant to observe or perform any of its agreements or obligations hereunder, if within any one hundred eighty (180) day period Tenant has committed four material defaults hereunder and Landlord has transmitted to Tenant four material default notices.

         SECTION 8.3 If this Lease is terminated as provided above, Landlord, or Landlord's agents or servants, may at any time thereafter re-enter the Demised Premises, remove Tenant, its agents, employees, servants, licensees, permittees and any subtenants or assignees, and all or any of its or their property, either by summary dispossess proceedings or by any suitable action or proceeding at law, without being liable to indictment damages of any nature, and recover and enjoy the Demised Premises together with all additions, alterations and improvements thereto.

         SECTION 8.4 In case of any such termination by summary proceedings or otherwise, Tenant agrees that:
                  (a) The Base Rent and all additional rent required to be paid by Tenant hereunder will thereupon become due and be paid up to the time of such termination or dispossess. Tenant will also pay to Landlord, as additional rent, all of Landlord's reasonable expenses for attorneys' fees, brokerage commissions, all costs paid or incurred by Landlord for retaking and repossessing the Demised Premises (including the removal of persons and property therefrom), restoring the Demised Premises to good order and condition, altering and otherwise preparing the same for reletting (without regard to whether such alterations may be characterized as capital improvements), and for all other reasonable costs and expenses incurred in securing a new tenant or tenants (all of the foregoing collectively referred to as the "EARLY TERMINATION DAMAGES").
                  (b) Landlord may, at any time and from time to time, relet the Demised Premises, in whole or in part, in its own name, for a term or terms which, at Landlord's option, may be for the remainder of the then current Term of this Lease, or for any longer or shorter period. Landlord undertakes to use reasonable efforts to relet the Demised Premises so as to mitigate damages but will not be required to prefer such reletting to any letting of other vacant space in the Building.
                  (c) Tenant will be obligated and agrees to pay to Landlord, upon demand, and Landlord will be entitled to recover from Tenant, the Early Termination Damages plus damages in an amount equal to the excess, if any, of
(i) all Base Rent and all additional rent as would have been required to be paid by Tenant under this Lease for each calendar month had this Lease and the Term not been so terminated, over (ii) the rents, if any, collected by Landlord in respect of such calendar month pursuant to any reletting. In no event will Tenant be entitled to receive any excess of such rents over the sums payable by Tenant to Landlord hereunder. Said damages will be payable by Tenant to Landlord in monthly installments in the same manner as Base Rent hereunder, and no suit or action brought to collect the amount of the deficiency for any month will in any way prejudice Landlord's right to collect the deficiency for any subsequent month by a similar proceeding.
                  Alternatively, Landlord may, at Landlord's sole option, without notice and without prejudice to any other rights or remedies of Landlord hereunder or at law or in equity, recover from Tenant, in addition to the Early Termination Damages, as liquidated damages for such default, expiration and/or dispossess, an amount equal to the difference between (i) the Base Rent and all additional rent reserved in this Lease from the date of such default to the date of expiration of the Term and (ii) the then fair market rental value of the Demised Premises for the same period, discounted to present value at a rate not more than six (6%) percent per annum. Said damages will become due and payable to Landlord immediately upon such breach of this Lease and without regard to whether this Lease be terminated or not, and if this Lease be terminated, without regard to the manner in which it is terminated.
                  (d) Suit or suits for the recovery of any and all such damages, or for any installments thereof, may be brought by Landlord from time to time at its election, and nothing herein contained will be deemed to require Landlord to postpone suit until the date the Term would have expired had the Lease not been terminated as provided herein or under any provision of law or had Landlord not re-entered into or upon the Demised Premises.
                  (e) If any statute or rule of law governing Landlord's claim for damages will limit the amount of such claim capable of being so proved and allowed, Landlord will be entitled to prove as and for liquidated damages and have allowed an amount equal to the maximum allowed by or under any such statute or rule of law.

         SECTION 8.5 In connection with any reletting, Landlord, at its option, may make such alterations, repairs and/or decorations in the Demised Premises as in its reasonable judgment Landlord considers advisable and necessary, and the making of such alterations, repairs and/or decorations will not operate or be construed to release Tenant from liability hereunder.

         SECTION 8.6 Tenant, for itself and all claiming through or under Tenant, including, but not limited to its. creditors, upon the termination of this Lease in accordance with the terms hereof or in the event of re-entry or recovery of possession of the Demised Premises by process of law or otherwise, hereby waives to the fullest extent permitted by law any right of redemption provided or permitted by any statute, law or decision now or hereafter in force, and hereby waives, surrenders and gives up all rights or privileges which it or they may or might have under and by reason of any present or future law or decision to redeem the Demised Premises or for a continuation of this Lease after having been dispossessed or ejected therefrom by process of law.

ARTICLE 9.       CUMULATIVE REMEDIES; WAIVER

         SECTION 9.1 Every term, condition, agreement or provision contained in this Lease will also be deemed to be a covenant.

         SECTION 9.2 In addition to the other remedies provided in this Lease, Landlord will be entitled to the restraint by injunction of any violation or attempted or threatened violation of any of the terms or covenants of this Lease. Landlord's remedies under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies to which Landlord may be lawfully entitled, at law or in equity, in case of any breach by Tenant of any provision of this Lease.

         SECTION 9.3 The failure of Landlord to insist in any one or more cases upon the strict performance of any of the terms or covenants of this Lease, or to exercise any option herein contained, will not be construed as a waiver or a relinquishment for the future of any such term or covenant. No waiver by Landlord of any term or covenant of this Lease will be deemed to have been made unless made in writing signed by Landlord.

         SECTION 9.4 Neither the payment by Tenant nor acceptance by Landlord of rent or any other payment, nor the acceptance by Landlord of performance of anything required by this Lease to be performed, with the knowledge of the breach of any term or covenant of this Lease, will be deemed a waiver of such breach or of any of Landlord's rights hereunder. Landlord's acceptance of rent or any other payment in a lesser amount than is due (regardless of any endorsement on any check, or any statement in any letter accompanying any such rent or payment) will not operate or be construed either as an accord and satisfaction or in any manner other than as payment on account of the earliest rent or other sums then unpaid.

         SECTION 9.5 Tenant and Landlord each waive all right to trial by jury in any proceeding instituted with respect to this Lease.

ARTICLE 10.      SURRENDER OF DEMISED PREMISES

         SECTION 10.1 Tenant will, upon the expiration or earlier termination of this Lease, quit and surrender the Demised Premises to Landlord, together with all Tenant Improvements and other alterations (unless Landlord elects otherwise as hereinafter provided) and replacements thereof then on the Demised Premises, in good order, condition and repair, except for reasonable wear and tear. Prior to the expiration or earlier termination of this Lease, the Tenant will remove all of its property, equipment and trade fixtures from the Demised Premises without damage, leaving the Demised Premises in broom-clean condition. All property not removed by Tenant will be deemed abandoned by Tenant and Landlord reserves the right to charge the cost of removal, storage and/or disposal of same to Tenant.

         SECTION 10.2 If the Demised Premises is not surrendered at the end of the Term including a failure to surrender by virtue of failure to comply with ISRA as referred to in Section 7.6 above, or if the Demised Premises is damaged or is not in broom-clean condition upon surrender, Tenant will indemnify Landlord against any loss or liability resulting, including, without limitation and in addition to any other remedy or claim of Landlord's, any claims made or damages sustained by any succeeding tenant founded on the delay, condition and/or damage.

         SECTION 10.3 Tenant's obligations under this Article 10 will survive the expiration or earlier termination of this Lease and surrender of the Demised Premises.

ARTICLE 11.      ASSIGNMENT OR SUBLETTING

         SECTION 11.1 Tenant will neither assign this Lease, sublet the Demised Premises or any part thereof nor encumber its interest in this Lease unless it first complies with this Article 11.

         SECTION 11.2 Provided that (a) Tenant is not then in breach or default of any of the terms or conditions of the Lease after expiration of any applicable grace periods, and (b) Landlord gives prior written consent to the proposed assignment or subletting which consent shall not unreasonably withheld or delayed, Tenant will be entitled to sublet the Demised Premises or a portion thereof, or to assign this Lease, but only in accordance with and subject to the provisions of this Article 11. Landlord will have the reasonable right to withhold its consent if Tenant's proposal for such subletting or assignment would violate any restrictive covenant or exclusive uses granted to any other tenant(s) in the Building or Property or if there is a proposed substantial deviation from the general character and condition of the Building or Property.

         SECTION 11.3 (a) If Tenant desires to assign this Lease or to sublet all or part of the Demised Premises, it must, prior to entering into such assignment or sublease, serve notice upon Landlord of its intention to make such assignment or subletting ("TENANT'S NOTICE") which notice will contain (i) the name, address and financial information of the proposed assignee or subtenant, (ii) the full and complete terms and conditions of the assignment or subletting and, in the case of subletting, the exact space to be sublet, (iii) the amount of Rental and all other consideration to be paid by the subtenant or assignee, (iv) the nature of the proposed assignee's or subtenant's business and its proposed use of the Demised Premises, and (v) a copy of plans and, if available, specifications for any required alterations to the Demised Premises. In the event that Landlord or Mortgages requires any additional or supplementary information, Landlord or Mortgagee will advise Tenant, in writing, within twenty (20) days of Landlord's receipt of Tenant's Notice and Tenant will supply same within a reasonable time.
                  (b) Except for the prospective sublease or assignment by Tenant to (i) an affiliate, (ii) New Jersey State Medical Underwriters, Inc., or its affiliates or (iii) for a total of 5,000 r.s.f. or less of the Demised Premises during this Lease Term, Landlord has the right by giving Tenant notice of its election to do so ("LANDLORD'S NOTICE") within fourteen (14) days after the later of receipt of Tenant's Notice or receipt of the requested additional or supplementary information, if applicable, either (i) to terminate this Lease as to all or that portion of the Demised Premises which is the subject of the proposed assignment or sublease if for all or substantially all of the balance of the term, or (ii) to require that Tenant shall pay to Landlord fifty (50%) percent of (x) the net amount (i.e. after deducting the reasonable broker's commissions, if any, and other reasonable costs and expenses incurred in connection with obtaining the assignment or sublease, as the case may be including without limitation concessions and workletter) of any consideration received by Tenant for the assignment or sublease and (y) the amount by which the Base Rent, Operating Expenses and other additional rent to be paid under the sublease or assignment exceed the Base Rent, Operating Expenses and other additional rent to be paid under this Lease (herein the "Rent Surcharge"). Such amounts will be paid to Landlord as and when they are received by Tenant. In the event of an election by Landlord to terminate this Lease as provided in (i) above, Landlord shall first give Tenant a three (3) day period within which to provide Landlord written notice of Tenant's withdrawal of the requested assignment; and thereafter in the absence of such withdrawal such termination shall become effective on the commencement date of the proposed sublease or the effective date of the proposed assignment, as the case may be, but in no event earlier than thirty (30) days after the giving of Landlord's Notice, and Base Rent and all additional rent payable by Tenant will be so adjusted and apportioned as of the date of such termination. Notwithstanding the above, with respect to affiliates of New Jersey State Medical Underwriters, Inc. Landlord reserves its right to require that Tenant pay to Landlord the Rent Surcharge as provided for in this subsection.
                  (c) Notwithstanding the foregoing, Tenant's right to make an assignment or sublease and the effectiveness of any assignment or sublease is conditional upon (i) there being no uncured default under the Lease as of the effective date of the assignment or sublease, (ii) Tenant's delivery to Landlord, within three (3) days after their execution, of a duplicate original of the assignment or sublease and, in the event of an assignment, an agreement reasonably acceptable to Landlord wherein the assignee assumes and agrees to keep, observe and perform all of the covenants, conditions and obligations of Tenant under the Lease, and (iii) upon request by Landlord and as additional rent, Tenant will pay Landlord a processing fee of Five Hundred ($500.00) Dollars or such greater amount as is reasonable under the circumstances for document review and/or preparation in connection with the proposed transaction.

         SECTION 11.4 If this Lease is assigned, or if the Demised Premises or any part thereof is sublet or otherwise occupied by anyone other than Tenant, after default by Tenant, Landlord may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the amounts due hereunder, but no such assignment, subletting, occupancy or collection will be deemed a waiver of this covenant, an acceptance of the assignee, subtenant or occupant as tenant or a release of Tenant from the further performance of the terms, covenants and conditions of this Lease.

         SECTION 11.5 Notwithstanding any assignment, sublease or other occupancy with or without Landlord's consent, Tenant will remain primarily liable on this Lease unless expressly agreed to by Landlord to the contrary, in writing. Any violation of any provision of this Lease, whether by act or omission, by any assignee, subtenant or occupant, will be deemed a violation of such provision by Tenant, it being the intention of the parties that Tenant will be liable to Landlord for any and all acts and omissions of any and all assignees, sublenants or other occupants of the Demised Premises.

         SECTION 11.6 For purposes of this Article 11, if Tenant is a corporation or partnership, any dissolution, merger, consolidation or other reorganization of such corporation or partnership, or the sale or other transfer or disposition of a "controlling interest" in the corporate shares or partnership interests of Tenant, as the case may be, (whether such sale, transfer or other disposition occurs at one time or at intervals so that, in the aggregate, such sale, transfer or other disposition of a "controlling interest" shall have occurred), will be deemed to constitute an assignment of this Lease. For the purposes of this Article 11, the term "controlling interest" means (a) as to a tenant which is a corporation the ownership of shares possessing and having the right to exercise more than fifty (50%) percent of the total combined voting power of all classes of shares issued, outstanding and entitled to vote for the election of directors, (whether direct ownership or indirect ownership through ownership of shares possessing and having the right to exercise more than fifty (50%) percent of the total combined voting power of all classes of shares of another corporation or corporations), and (b) as to a tenant which is a partnership, more than fifty (50%) percent of partnership interest of the general partners of such partnership (whether direct ownership or indirect ownership through control of a corporate general partner).

         Tenant shall have the right, without Landlord's consent but with prior reasonable notice to Landlord, to assign this Lease or sublease the Demised
Premises: (a) if the sublease or assignment involves less than 5,000 r.s.f. or
(b) to any parent, subsidiary or affiliate corporation of Tenant, or any corporation into which Tenant may merge, for any of the then remaining portion of the unexpired Lease Term or any option period provided: (i) the proposed assignee is financially qualified or is an otherwise satisfactory credit risk;
(ii) the assignee corporation provides Landlord with financial statements certified by an office or individual of the assignee demonstrating net assets equal to or greater than Tenant's; (iii) such assignee has sufficient experience and continues to operate the business conducted in the premises in the same manner and for the same use as Tenant pursuant to the provisions of the Lease. An affiliate is defined as any corporation which controls or is controlled by the parent corporation of Tenant which shall then control the affiliate and any corporation which is a member with Tenant in a relationship of joint venture, partnership or other form of business association.

         SECTION 11.7 Without limiting any of the provision of this Article 11, if pursuant to the Federal Bankruptcy Code or any similar law having the same general purpose, (herein the "CODE"), Tenant is permitted to assign its interest in this Lease notwithstanding the restrictions set forth above, Landlord will be entitled to assurance of future performance by an assignee expressly permitted under such Code which will be deemed to mean, at a minimum, the deposit of cash or cash equivalent security in an amount equal to the sum of one (1) year's Base Rent plus an amount equal to the additional rent for the calendar year preceding the year in which such assignment is intended to become effective. Such security will be held by Landlord for the balance of the term, without interest, as security for the full performance of all Tenant's obligations under this Lease, and may be applied in the manner specified in Article 17 below.

ARTICLE 12.      MAINTENANCE AND REPAIRS; COVENANT AGAINST WASTE RIGHT OF
                 INSPECTION

         SECTION 12.1 Tenant will, at its sole cost and expense, maintain the Demised Premises and all of its fixtures, systems, equipment and improvements, in clean, safe, orderly and sanitary condition free of accumulation of dirt and rubbish. Tenant will not permit or suffer any overloading of the floors of the Demised Premises and will not do or suffer any waste or injury with respect thereto. In case of any destruction or damage of any kind whatsoever to the Demised Premises, or any part thereof, including, without limitation, any glass and the Tenant Improvements in or at the Demised Premises, Tenant shall repair said damage or destruction as speedily as possible at Tenant's own cost and expense, provided, however, that if any such damage or destruction results solely from the act, fault or negligence of Landlord, or anyone acting under Landlord, then it will be the responsibility of Landlord to make the repairs at its expense. Tenant will also be responsible, at its own cost and expense, to
(a) repair HVAC, electrical or plumbing system(s) ("TENANT SYSTEM") which service only the Demised Premises and which are specifically installed therein above the base building standard, (b) maintain throughout the Term an HVAC maintenance contract, and, if requested by Landlord, a maintenance contract on any other Tenant Systems, covering any such Tenant System(s) beyond the base building standard, in such form and with such company as is approved by Landlord, and (c) furnish for Landlord's installation, and pay Landlord for its installation of, bulbs, starters and ballasts for lighting fixtures. When used in this Article, the term "REPAIR(S)" includes replacement(s), restoration(s), addition(s), improvement(s), alteration(s) and/or renewal(s) when necessary. Prior to making any repairs, Tenant will notify Landlord of the nature of the damage or destruction and contractors Tenant intends to employ to effect the repairs. The provisions and conditions of Article 14 applicable to changes or alterations (including the condition that Landlord may require that the repairs be performed by its agents, servants, employees or contractors) will similarly apply to repairs required to be done by Tenant under this Article. To the extent that there are any warranties or guaranties applicable to the Demised Premises, including the fixtures, equipment and systems therein, which would be applicable to the obligations of Tenant under this Article 12, Landlord will assign said warranties or guaranties to Tenant. Landlord will maintain and repair the common areas and base building HVAC, plumbing and electrical systems through the Building Operating Expenses as set forth in Exhibit C.

         SECTION 12.2 Landlord will be responsible for and will make all necessary repairs to the bearing walls, foundation and structural portions of the roof of the Building, provided, however, that if any such repairs result from the act, fault or negligence of Tenant, such repairs will be made by Landlord at Tenant's expense.

         SECTION 12.3 Upon prior reasonable notice (except in case of emergency when notice will not be required) Tenant will permit Landlord and its authorized representative to enter the Demised Premises during usual business hours for the purposes of (i) inspecting the same, (ii) curing any defaults on the part of Tenant in making any necessary repairs, (iii) performing of any work which may be necessary to comply with any laws, ordinances, rules, regulations, or requirements of any public authority, or which may be necessary to prevent waste or deterioration in connection with the Demised Premises, and (iv) exhibiting the Demised Premises during the last year of the Term. Nothing in this Section
12.3 imposes any duty upon the part of Landlord to do any such work or to make any repairs to the Demised Premises of any kind whatsoever, except as specifically provided herein, and the performance thereof by Landlord will not constitute a waiver of Tenant's default in failing to perform the same. Landlord will promptly, after Tenant has given Landlord notice of the necessity therefore, make all repairs required to be made hereunder by Landlord, provided, however, that Landlord will not in any event be liable, nor will Tenant be entitled to any abatement or setoff or deduction from rent, nor will the obligations of Tenant under this Lease be affected in any manner whatsoever, for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant or any other occupant of the Demised Premises, or any part thereof, by reason of (i) making repairs, the performing of any work on the Demised Premises or any noise, vibration or other disturbance, (ii) bringing materials, supplies and equipment into or through the Demised Premises, or (iii) the Demised Premises being rendered wholly or partially untenantable (collectively "INCONVENIENCE") because of Landlord's failure to make any repairs required to be made hereunder by Landlord which Landlord fails to correct and diligently pursue to completion within five (5) days notice from Tenant. Landlord will exercise due diligence not to interfere with Tenant's business operation, but will not be required to employ overtime labor to avoid such interference, provided, however, Landlord will employ overtime labor, at Tenant's expense, if requested to do so by Tenant.

         SECTION 12.4 (a) Tenant agrees that Landlord may, at its sole discretion and at any time or from time to time during the Term, perform structural and/or non-structural renovation work on, in and/or to the Building and Common Facilities, any of which work may require access to the same from within the Demised Premises. Tenant will provide such access at all reasonable times, upon reasonable notice, for the purpose of performing such work, and Landlord will incur no liability to Tenant, nor will Tenant be entitled to any abatement of rent, on account of any Inconvenience at the Demised Premises (provided that Tenant is not denied access to said Demised Premises and provided that there does not occur any material inconvenience which deprives Tenant of the reasonable ability to perform its usual business operation in the Demised Premises).
                  (b) Landlord will use reasonable efforts (which will not include any obligation to employ labor at overtime rates) to avoid disruption of Tenant's business during any such entry upon the Demised Premises and agrees to use overtime labor, if requested by Tenant, at Tenant's expense.
                  (c) If Tenant or Landlord commences any action or proceeding seeking injunctive, declaratory or monetary relief in connection with the rights reserved under this Section, then the prevailing party in any such action or proceeding will have the non-prevailing party pay reasonable legal fees costs and disbursements in an way related to or arising out of such action or proceeding.

ARTICLE 13.      MECHANIC'S LIENS

         SECTION 13.1 Tenant will not suffer or permit any Construction Lien Claim or Notice of Unpaid Balance and Right To File Lien ("LIEN") against the Demised Premises and/or Property or any part thereof, by reason of any work, services, material and/or equipment provided, or claimed to have been provided, for or to Tenant or any contractor and/or subcontractor employed in connection with any improvement of or to the Demised Premises or any part thereof through or under Tenant or anyone holding same through or under Tenant. If at any time a Lien is filed against the Demised Premises and/or Property, Tenant will cause the same to be discharged of record or bonded over within thirty (30) days after notice to Tenant of the filing of same. If Tenant fails to discharge or bond over any such Lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may elect, but shall not be obligated, either to procure the discharge of the Lien by bonding or by payment or deposit into court of the amount claimed to be due, or to compel the prosecution of an action for the foreclosure of such Lien by the lienor and to pay the amount of the judgment, if any, in favor of the lienor with interest, costs and allowances. Any amounts paid or deposited by Landlord for any of the aforesaid purposes, and all reasonable legal and other expenses and disbursements of Landlord, including reasonable counsel fees, in defending any action or in or about procuring the discharge of such Lien, together with interest thereon at the rate which Chemical Bank announces as its so called prime rate or base rate, from time to time, plus three (3%) percent, from the date of payment or deposit, will become due and payable forthwith by Tenant to Landlord, as additional rent.

         SECTION 13.2 Nothing in this Lease will be deemed or construed as the consent or authorization of Landlord, express or implied, by inference or otherwise, to any improvement to or any alteration or repair of or to the Demised Premises or any part thereof, or to Tenant's contracting for or permitting the providing of any work, services, material and/or equipment, which might give rise to the right to file any Lien against Landlord's interest in the Demised Premises or the Property.

ARTICLE 14.      ALTERATIONS

         SECTION 14.1 Tenant will not make, cause or permit any alterations, additions or improvements ("ALTERATIONS") in or to the Demised Premises without in each instance obtaining Landlord's prior written consent thereto, which consent shall not be unreasonably withheld or delayed. By way of Illustration but not limitation, Landlord will be entitled to withhold its consent if the proposed alterations (i) impair or affect the structural soundness or integrity of the Demised Premises, Building, or any of the systems or equipment therein,
(ii) lessen the present or future value of the Demised Premises or Building,
(iii) change the type of use of the Demised Premises in any material respect, or
(iv) increase the risk of damage or injury to the Demised Premises, the Building or the occupants of the Building. Any such consent by Landlord may be upon condition that the work be performed by Landlord's agents, servants, employees or contractors and that Tenant furnish to Landlord such evidence of Tenant's financial ability to assure payment and/or completion as Landlord may reasonably require. If Landlord so elects and notifies Tenant at the time of Tenant's request to make such alterations, Tenant will, at its sole cost and expense, remove any non-structural alterations at the expiration or other termination of this Lease, repair all damage caused by such removal and restore the Demised Premises to the condition in which they were prior to the installation of any such alterations. Nothing herein contained will be construed to restrict Tenant's right to install or to make any changes in Tenant's own movable trade fixtures or non-structural alterations which do not affect any building systems or to qualify Landlord's obligation to make structural replacements as provided in Section 12.2. The provisions of this Article 14 are subject to the terms and conditions of any mortgage to which this Lease is subordinate and if the consent of any such mortgagee is required for such work, such consent will be obtained by Tenant before any such work is commenced. In that regard, Landlord agrees to reasonably cooperate with Tenant in obtaining the consent of such mortgagee.
         Plans and specifications for any proposed alterations will be submitted to Landlord upon the request for its consent together with a reputable contractor's (which may include a contractor in Tenant's employ) estimate of the cost thereof. However, such review and consent by Landlord will not be deemed Landlord's opinion as to acceptability to or compliance with municipal requirements. Upon completion of the alterations Landlord is to receive one print and one reproducible copy of the construction plans marked to show as-built conditions. Landlord will not require Tenant to remove any improvements which do not require unusual demolition for office fitout demolition. Landlord and Tenant will agree at time of alteration approval as to what Tenant has to remove.

         SECTION 14.2 In making any alteration contemplated by this Article, or any repair or restoration CONTEMPLATED by other terms and conditions of this Lease, the parties will comply with all applicable laws, regulations, ordinances and orders and procure all requisite permits, all at Tenant's expense. Copies of all such approvals, authorizations and permits will be delivered to and retained by Landlord. Each party will, on written request from the other, execute any documents necessary to be signed on its part in order to obtain any such permit. All alterations made hereunder will be performed in a first-class, good and workmanlike manner using new materials at least equivalent in quality to those used in the construction of the Building. If the alterations are not performed by Landlord or its agents, employees, servants or contractors, Landlord may impose a reasonable charge (not to exceed $50.00 per hour) for the supervision and inspection of the construction of the alterations.

         SECTION 14.3 All alterations (other than Tenant's trade fixtures) made by Tenant will upon termination of this Lease immediately be and become the sole and absolute property of Landlord and will remain upon and be surrendered with the Demised Premises unless Landlord has elected as provided in Section that such alterations be removed, in which event they will be removed by Tenant and the Demised Premises restored to its original condition at Tenant's expense upon or prior to the surrender of possession.

         SECTION 14.4 If Landlord, in its absolute discretion, determines that the performance of any work to be completed by Tenant's contractor(s) interferes with, delays, hampers or prevents Landlord's contractor(s) from proceeding with completion of its work in the Building, the Demised Premises, the premises of any other tenant or the Common Facilities, Tenant will, at the earliest possible time within twenty-four (24) hours after Landlord's determination (which need not be communicated in writing and may be given orally by Landlord, its agents or contractors, to Tenant, or its agents or contractors), cause its contractors to cease all work being performed by it or on its behalf and to withdraw from the Demised Premises and the Building until further notice from Landlord.
         To the end that there will be no labor dispute which would interfere with the construction, completion or operation of the Building or Common Facilities, or any part of either, including, but not limited to, the Demised

Premises, Tenant agrees that for any work which Tenant performs, whether or not such work is permitted or required pursuant to the Lease, Tenant will engage the services of only such contractors and subcontractors as will work in harmony, and without causing any labor dispute, with each other, with Landlord's contractors and subcontractors and with the contractors and subcontractors of all others working in or upon the Building or Common Facilities, or any part of either, and Tenant shall require its contractors and subcontractors to employ only such labor as will work in harmony, and without causing labor dispute, with all other labor then working in or upon the Building or Common Facilities or any part of either. Furthermore, only those contractors and subcontractors as have been duly licensed by the authority having jurisdiction over the appropriate profession and which have been approved in writing by the Landlord may perform any work for Tenant in or upon the Demised Premises. The intent of this section is to ensure harmonious labor in the Building.

        SECTION 14.5 Tenant will maintain, or cause Tenant's contractors to maintain, worker's compensation and comprehensive or commercial general liability insurance and property damage insurance, all in amounts, and with companies and on forms reasonably satisfactory to Landlord and on an occurrence basis. SUCH INSURANCE WILL BE IN EFFECT AT ALL TIMES DURING ANY PERIOD OF SUCH CONTRACTOR'S ENTRY UPON THE DEMISED PREMISES AND CERTIFICATES OF INSURANCE WILL BE DELIVERED TO LANDLORD PRIOR TO ANY SUCH ENTRY BY TENANT OR TENANT'S CONTRACTORS. If required by Landlord, such insurance will name Landlord and Landlord's contractor and/or construction manager as additional insured(s), and in all cases will be primary insurance not contributing with other insurance Landlord or its contractor and/or construction manager may carry. Landlord will not in any way be liable for any injury, loss, theft or damage which may occur to any supplies or equipment of, or any decorations or installations made by, Tenant or Tenant's contractors, the same being at the sole risk of Tenant and Tenant's contractors.

ARTICLE 15.      INSURANCE WAIVER OF SUBROGATION; RELEASE

         SECTION 15.1 During the term hereof, Tenant will, at its own cost and expense, provide and keep in force the following insurance:
                  (a) Commercial general liability insurance, written on an occurrence basis, naming Landlord as an additional insured, against claims for bodily injury, death or property damage occurring in or about the Demised Premises, the Building and the Common Facilities (including, without limitation, bodily injury, death or property damage resulting directly or indirectly from or in connection with any alteration, improvement or repair thereof made by or on behalf of Tenant), with limits on an occurrence basis of not less than $3,000,000.00/$5,000,000.00 for bodily injury or death and $1,000,000.00 for property damage or $5,000,000.00 combined single limit. Tenant's coverage must include (i) premises/operations, (ii) independent contractors, and (iii) broad form contractual liability in support of the indemnity provisions of Article 20.
                  (b) Workman's Compensation and employer's liability in statutory amounts
                  (c) Insurance covering its contents and all Tenant Improvements, from loss or damage from fire and casualty and, as to Tenant Improvements, such coverage shall be all-risk special form insurance (or its equivalent) with replacement cost and agreed amount endorsements naming Landlord as loss payee and Mortgagee under a New York standard non-contributory mortgagee endorsement as their interests may appear.
                  (d) Such other insurance as Landlord or any mortgagee may reasonably require from time to time.

         SECTION 15.2 All policies will be obtained by Tenant and copies of same or, at Landlord's option, certificates evidencing required coverage will be delivered to Landlord at least ten (10) days prior to the earlier of (i) Tenant, its contractors, agents, and/or employees entering the Demised Premises or (ii) the Commencement Date, together with a copy, certified to be a true copy by the insurance company, of the endorsement which adds the Landlord and any other parties required herein, as additional named insureds. All insurance certificates must be on standard form ACORD 25-S (7/90) or an equivalent form acceptable to Landlord. All insurance will be written by companies with a Best's rating of not less than A-, satisfactory to the Landlord and Mortgagee and authorized to do business in the State of New Jersey. All policies will be for periods of not less than one (1) year and contain a provision whereby the same cannot be cancelled or materially altered unless Landlord is given at least thirty (30) days prior written notice of such cancellation. Tenant will procure and pay for such insurance from time to time and promptly deliver to Landlord certificates thereof at least thirty (30) days before the expiration thereof. All such insurance will be primary insurance not contributing with other insurance Landlord or its contractor and/or construction manager may carry.

         If Tenant is prohibited from entering the Demised Premises due to its failure to comply with the insurance requirements of this Lease, the Commencement Date of the Lease or the delivery of the Demised Premises to Tenant will not be delayed.

         SECTION 15.3 If Tenant or its contractor does not procure insurance as required, Landlord may in accordance with Article 21 of this Lease, cause such insurance to be issued, and Tenant shall pay to Landlord as additional rent within ten (10) days of Landlord's request for same the premium for such insurance and interest.

SECTION 15.4     All policies of insurance to be obtained pursuant to this
Article 15 and all other policies which Landlord or Tenant may carry which affect, relate or pertain to the Demised Premises, the Building, the Common Facilities or any of Tenant's contents, the Tenant Improvements, fixtures and property must include a waiver by the insurer of all rights of subrogation. Notwithstanding anything in this Lease to the contrary, neither Landlord, Tenant, nor any of their respective agents, officers, employees or invitees will be liable to the other for, and each hereby expressly releases or waives any claim for loss or damage caused by any risk covered by a so-called all-risk special form insurance policy (or its equivalent) or a commercial or comprehensive general liability policy, as applicable, without regard to whether such coverage is in effect. Such release and waiver shall include any such risk as to which a party elects to self-insure, in whole or in part, by virtue of any applicable deductible provisions of any insurance coverage or otherwise. Moreover, Tenant expressly waives and releases Landlord from any claim for any loss or damage to its business, contents, fixtures and/or property to the extent required to be covered by insurance hereunder, whether or not such loss or damage results from the negligence of Landlord, its agents, officers, employees and/or invitees. If the release of Landlord as set forth in this section contravenes any law with respect to exculpatory agreements, the liability of Landlord will not be deemed released but will be secondary to the other's insurer.
         If the payment of an additional premium is required for the inclusion of such a waiver of subrogation provision, each party shall advise the other of the amount of any such additional premium and the other party at its election may, but shall not be obligated to, pay the same. If such other party shall not elect to pay such additional premium, or if it shall not otherwise be possible to obtain such a waiver of subrogation provision, neither party shall be required to obtain such a waiver of subrogation provision from its insurer, but the release provisions of this Section 15.4 shall nonetheless be effective to the fullest extent possible without resulting in a contravention or breach of the terms for any applicable insurance" policy.

         SECTION 15.5 Landlord will obtain any and all insurance coverage in connection with the use and operation of the Building, which will include, but not be limited to: fire and casualty at full replacement value of the Building (all-risk special form or its equivalent); comprehensive or commercial general liability insurance with limits of not less than $3,000,000.00/$5,000,000.00 for personal injury or death and $1,000,000.00 for property damage or $5,000,000.00 combined single limit; workmen's compensation at no less than the statutory requirement; employer's liability; difference in conditions; rent insurance for no less than one (1) year's annual operating income; business interruption insurance at not less than $500,000.00; and any and all other insurance, including boiler and machinery insurance, as Landlord or Mortgagee require to protect adequately the interest of Landlord against risks afforded by such insurance coverage.

ARTICLE 16.      QUIET ENJOYMENT

         SECTION 16.1 Landlord covenants that so long as this Lease is in effect and Tenant pays the rents and performs the covenants and conditions contained in this Lease, Tenant may peacefully hold and enjoy the Demised Premises during the Term subject, however, to the terms of this Lease.

ARTICLE 17.      SECURITY DEPOSIT

         SECTION 17.1 Simultaneously with the execution of this Lease, Tenant will deposit with Landlord the Security Deposit as security for Tenant's faithful and timely payment and performance by Tenant of all of Tenant's obligations, covenants, conditions and agreements under this Lease. Within sixty
(60) days after the expiration of the Term, Landlord will return the Security Deposit with any interest thereon to Tenant, less such portion thereof as Landlord has utilized to make good any failure by Tenant to comply with any of Tenant's obligations, covenants, conditions or agreements hereunder.

         SECTION 17.2 In the event of any default by Tenant hereunder, Landlord has the right, but is not obligated, to apply all or any portion of the Security Deposit to cure each default, in which event Tenant will within five (5) days of written demand, promptly deposit with Landlord the amount necessary to restore the Security Deposit to its original amount.

         SECTION 17.3 The Security Deposit will be held by Landlord and may be commingled with its other funds. In the event of sale or transfer of Landlord's interest in the Building, Landlord has the right to transfer the Security Deposit to such purchaser or transferee, in which event Landlord will upon such transfer, be released from all liability to Tenant for the return of the Security Deposit. Tenant will look only to the new landlord for the return of the Security Deposit.

ARTICLE 18.      DAMAGE OR DESTRUCTION

         SECTION 18.1 In case of any damage to or destruction of the Demised Premises, or any part hereof, Tenant will promptly give written notice thereof to Landlord.

         SECTION 18.2 If the Building or the Demised Premises is partially or totally damaged or destroyed by fire or other cause, then, whether or not the damage or destruction resulted from the fault or neglect of Tenant (and if this Lease has not been terminated as hereinafter provided in this Article 18), Landlord will diligently undertake to repair the damage and restore and rebuild the Building and/or the Demised Premises (which for purposes of this Article 18 shall include the Tenant Improvements to its initial condition as of the Commencement Date provided the conditions of Section 18.6 are met), at its expense, with reasonable dispatch after notice to Landlord of the damage or destruction, provided, however, that Landlord will not be required to repair or replace any of Tenant's property.

         SECTION 18.3 If the Building or the Demised Premises is partially damaged or partially destroyed by fire or other cause, the rents payable hereunder will be abated to the extent that the Demised Premises has been rendered unusable to Tenant in the conduct of its business and for the period from the date of such damage or destruction to the date the damage has been repaired or restored. If the Demised Premises or a major part thereof has been totally (which shall be deemed to include substantially) damaged or destroyed or rendered completely unusable to Tenant in the conduct of its business on account of fire or other cause, the rents shall completely abate as of the date of the damage or destruction and until Landlord repairs, restores and rebuilds the Demised Premises, provided, however, that if Tenant reoccupies a portion of the Demised Premises for the conduct of Tenant's business during the time that the restoration work is taking place and prior to the date that same are made completely tenantable, rents allocable to such portion will be payable by Tenant from the date of such occupancy.

         SECTION 18.4 Upon receipt of notice from Landlord that the Demised Premises cannot be restored within such 180 day period, Tenant shall have the right to terminate this lease by written notice to Landlord within ten (10) days of receipt of Landlord's notice. Failure to Tenant to furnish Landlord such written notice within ten (10) days shall constitute a waiver of Tenant's right to terminate. In case of any damage or destruction mentioned in this Article 18, Landlord may terminate this Lease, by notice to Tenant, if the Demised Premises and/or the Building are not reasonably capable of restoration within one hundred eighty (180) days. Within thirty (30) days after such fire or casualty, Landlord will advise Tenant in writing as to whether or not it can restore the Demised Premises within the one hundred eighty (180) day period referred to above, and whether or not it elects to terminate this Lease as provided in this Section
18.4. If Landlord elects not to terminate the Lease, then Landlord will have two hundred ten (210) days from receipt of Tenant's notice of such damage to restore the Demised Premises.

         SECTION 18.5 Provided that Landlord diligently prosecutes such repair and restoration, Landlord will have no liability if the time for repair or restoration extends beyond the two hundred ten (210) day period. During any period of restoration, Tenant will be responsible for the security of its goods, fixtures and equipment and will be responsible at its cost and expense to remove same from the damaged Demised Premises pending restoration if necessary, it being understood and agreed that Landlord will have no responsibility or liability with respect thereto if the same remain in the damaged area.

         SECTION 18.6 Notwithstanding anything to the contrary contained herein, Landlord's obligation to repair will not extend to the Tenant Improvements unless Tenant makes available to Landlord the funds to pay for the cost of such repairs including the costs of Landlord's labor and materials. Furthermore, should the damage or destruction occur during the last year of the Term, then notwithstanding any contrary provision contained herein, Landlord will have the option of not repairing the Demised Premises. Landlord must give Tenant notice of its election not to repair within thirty (30) days of receipt of Tenant's notice of the damage or destruction or such option will be deemed terminated.

         SECTION 18.7 No damages, compensation or claim will be payable by Landlord for Inconvenience, loss of business or otherwise rising from any repair or restoration of any portion of the Demised Premises or of the Building pursuant to this Article. Landlord will use reasonable and diligent efforts to effect such repair or restoration promptly and in such manner as not to unreasonably interfere with Tenant's use and occupancy.

         SECTION 18.8 Notwithstanding anything to the contrary contained herein, Landlord's obligations to repair the damage and restore and rebuild the Building and/or the Demised Premises pursuant to this Article will be contingent upon its obtaining all necessary approvals from the applicable governmental authorities.

         SECTION 18.9 Tenant waives the benefit of N.J.S.A. 46:8-6 and 46:8-7 and agrees that Tenant will not be relieved of the obligations to pay the Base Rent or any additional rent in case of damage to or destruction of the Building and/or Demised Premises except as expressly provided in this Lease.

ARTICLE 19.      CONDEMNATION

         SECTION 19.1 If, at any time during the Term of this Lease, title to the whole or materially all of the Building and/or Demised Premises is taken by the exercise of the right of condemnation or eminent domain (hereinafter referred to as the "PROCEEDINGS") or by agreement between Landlord and those authorized to exercise such right, this Lease will terminate and expire on the date of such taking, all Base Rent and additional rent provided to be paid by Tenant will be apportioned and paid to the date of such taking, and the total award made in such proceedings will be paid to Landlord except that Tenant may make a separate claim for the unamortized cost of the Tenant improvements and any other damages under the New Jersey Relocation Assistance Act. For the purpose of this Article 19, "materially all of the Building and/or Demised Premises" will be deemed to have been taken if, as a result of the taking, the premises remaining after such taking are not reasonably usable for Tenant's business purposes as determined by Tenant in its reasonable judgment.

         SECTION 19.2 If, at any time during the Term of this Lease, title to less than materially all of the Building and/or Demised Premises is taken as aforesaid (a "PARTIAL CONDEMNATION"), the entire award will be paid to Landlord, and Landlord will have the option to (a) restore the Building and/or Demised Premises to an architecturally and/or functionally complete unit with reasonable promptness, subject to ordinary delays beyond Landlord's control, provided that after such restoration the Demised Premises as restored is sufficient to meet Tenant's needs, except that Tenant may make a separate claim for the unamortized cost of the Tenant improvements and any other damages under the New Jersey Relocation Assistance Act, or (b) terminate this Lease. Landlord will exercise its option to cancel by written notice to Tenant to be given not more than forty-five (45) days from the date of such Partial Condemnation and this Lease will become null and void as of date of notice.

         SECTION 19.3 If title to less than materially all of the Building and/or Demised Premises is taken as aforesaid and this Lease continues, the Base Rent, and any additional rent will be reduced to an amount equivalent to the proportionate square footage of the Demised Premises.

         SECTION 19.4 Tenant further agrees that if, at any time after the date hereof, the whole or any part of the Building and/or Demised Premises is taken or condemned by any competent authority for its temporary use or occupancy (herein a "TAKING"), this Lease will not terminate by reason thereof and Tenant will continue to pay, in the manner and at the time herein specified, the full amount of the Base Rent and all additional rent payable by Tenant hereunder, and, except only to the extent that Tenant may be prevented from so doing pursuant to the terms of the order of the condemning authority, to perform and observe all of the other terms, covenants, conditions and obligations hereof upon the part of Tenant to be performed and observed, as though such Taking had not occurred. In the event of any such Taking Tenant will be entitled to receive the entire amount of any award made for such Taking applicable to the Demised Premises, whether paid by way of damages, rent or otherwise (except that if the award is made in a lump sum, the award will be held by the Landlord and paid out to Tenant in equal monthly installments), except that portion of the award attributable to or for restoration, if any, which will be held by and belong to the Landlord, provided, however, if such period of temporary use or occupancy shall extend beyond the expiration date or termination of this Lease such award shall be apportioned between Landlord and Tenant as of such date of expiration or termination of the Term. If the period of temporary use or occupancy ends during the Term of this Lease, Tenant will, at its sole cost and expense, restore the Demised Premises as nearly as practicable to the condition of the same immediately prior to the Taking, and it the period of temporary use or occupancy does not end during the Term of this Lease, Landlord will be entitled to the portion of the award that is attributable to restoration of the Demised Premises.

         SECTION 19.5 Except as expressly provided in the preceding sections of this Article, Tenant will neither have nor make any claim whatsoever for any award or payment for the Demised Premises or any part thereof, and Tenant shall neither have nor make any claim whatsoever for any award or payment for the value of Tenant's leasehold under this Lease or the value of the unexpired portion of the Term of this Lease. Nothing herein shall preclude Tenant from the right to recover for direct loss of its personal property or trade fixtures or for relocation expenses, if applicable.

ARTICLE 20.      INDEMNIFICATION

         SECTION 20.1 Subject to the provisions of Article 15, Tenant covenants and agrees, at its sole cost and expense and in addition to any other right or remedy of Landlord hereunder, to indemnify and save harmless Landlord and/or Mortgagee from and against any and all loss, cost, expense, liability and claims (but excluding any liability arising to the extent out of the negligence of Landlord or its agents, employees or contractors), including, without limitation, reasonable attorneys' fees and court costs, arising from or in connection with (a) Tenant's use, occupancy, operation and control of the Demised Premises or Common Facilities, (b) the conduct or management of any work, or any act or omission whatsoever, done in or on the Demised Premises by or under the direction or at the request of Tenant, (c) any breach or default on the part of Tenant in the payment of any rent or performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or (d) any act or negligence of Tenant or any of its agents, contractors, servants, employees, licensees or invitees.

         SECTION 20.2 In the event that any action or proceeding is brought against Landlord and/or Mortgagee by reason of any claims covered by the foregoing indemnity, Tenant will, upon notice from Landlord and/or Mortgagee, resist or defend such action or proceeding by competent counsel. Landlord and/or Mortgagee will not defend such action or proceeding so long as Tenant is diligently doing so. Landlord and/or Mortgagee will give prompt notice to Tenant of any action or proceeding brought against Landlord and/or Mortgagee by reason of any claims covered by the foregoing indemnity, together with copies of any documents served on Landlord and/or Mortgagee in connection therewith, and Landlord and/or Mortgagee will not settle any such claim without Tenant's written consent.

ARTICLE 21.      SELF-HELP

         SECTION 21.1 Tenant covenants and agrees that if it at any time fails to make any payments or perform any act which it s obligated to make or perform under this Lease, then Landlord may, but will not be obligated to, after Tenant's time to make any such payment or perform any such act as provided in this Lease has expired and any required notice has been given, and without waiving or releasing Tenant from any of its obligations under this Lease, make any such payment or perform any such act in such manner and to such extent as is necessary and consistent with Tenant's obligations hereunder. In exercising any such rights, Landlord may pay or incur costs and expenses, including, without limitation, reasonable attorneys' fees. Notwithstanding the foregoing, Landlord may make any such payment or perform any such act before Tenant's time to do so (as provided in Article 8) has expired, if payment or performance of the same is necessary or required prior to the expiration of the applicable grace period for the preservation or protection of the Building and/or Demised Premises.

         SECTION 21.2 All sums so paid or incurred in connection with the performance of any such act by Landlord, together with interest thereon from the date that the Landlord made such expenditure at the rate which Chemical Bank announces as its so-called prime rate or base rate, from time to time for the first month after the making of such expenditure, and thereafter at the rate of three (3) percentage points above the such prime lending rate or the maximum rate allowed by law, whichever is less, will be deemed additional rent hereunder and, except as otherwise in this Lease expressly provided, will be payable to Landlord on demand or, at the option of Landlord, may be added to any rent then due or thereafter becoming due under this Lease.

ARTICLE 22.      ESTOPPEL CERTIFICATE

         SECTION 22.1 Each party agrees that at any time and from time to time, within ten (10) days of the receipt of written request by the other, it will execute, acknowledge and deliver a statement in writing certifying (i) that this Lease is unmodified and in full force and effect, or if there have been modifications that the same is in full force and effect as modified and stating the modification, (ii) the dates to which the Base Rent and other charges have been paid and the amount of same, (iii) to the best of knowledge of the certifying party whether there are any defaults or rent abatements or offsets claimed, and (iv) any other reasonable information including but not limited to the representations set forth in Article 23. Notwithstanding the foregoing, it is intended that any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser of the fee or mortgagee or assignee of any mortgage of the Landlord's interest in the Building and/or Demised Premises and the statement will contain such other information as is requested, and be in the form required, by such purchaser, mortgagee or assignee.

ARTICLE 23.      SUBORDINATION AND NON-DISTURBANCE

         SECTION 23.1 This Lease is and will at all times be subject and subordinate to (i) the lien of any mortgage(s) on or affecting the Building or any part thereof, at the date hereof, and (ii) subject to the provisions of
Section 23.2, any mortgage(s) hereafter made affecting the Building or any part thereof, and all renewals, modifications, consolidations, replacements, or extensions thereof, Irrespective of the time of recording such mortgage(s). The provisions of this subordination shall be automatic and no further instrument of subordination will be necessary, but in confirmation of this subordination Tenant will, at Landlord's request, execute and deliver such further instruments as may be required by the holder(s) of said mortgage(s).

         SECTION 23.2 The subordination to any mortgage(s) hereafter made is expressly conditioned upon any such mortgagee(s) executing and delivering to Tenant an agreement, in form for recording, pursuant to which such mortgagee(s) agrees that the leasehold estate granted to Tenant hereunder and the rights of Tenant pursuant to this Lease to quiet and peaceful possession of the Demised Premises will not be terminated, modified, affected or disturbed by any action which such mortgagee may take to foreclose its mortgage or to enforce its rights or remedies, nor will Tenant be named a defendant in any foreclosure action, as long as no event of default has occurred under this Lease (other than events of default theretofore cured or in the process of being cured as permitted by the provisions of Article 8 hereof) and as long as Tenant pays the Base Rent and all additional rent due and performs its obligations hereunder within the applicable grace periods and without offsets or defenses thereto, except as otherwise herein expressly set forth.

         SECTION 23.3 If any mortgagee or any other person claiming by or through any mortgagee, or by or through any foreclosure proceeding or sale in lieu of foreclosure, succeeds to the rights of Landlord under this Lease, Tenant will, at the request of such successor or at Landlord's request, attorn to and recognize such successor as the landlord of Tenant under this Lease, and Tenant will promptly execute, acknowledge and deliver at any time any instruments requested by such person to evidence such attornment and/or confirm Tenant's agreement to attorn. Upon such attornment, this Lease will continue as a direct lease from such successor landlord to Tenant, upon and subject to all of the provisions of this Lease for the remainder of the Term, except that the successor landlord will not be:
                  (a) liable for any previous act or omission of Landlord under this Lease or the return of any security deposit unless physically delivered to successor-landlord;
                  (b) subject to any offset, defense or counterclaim not expressly provided for in this Lease which has theretofore accrued to Tenant against Landlord;
                  (c) bound by (i) any modification of this Lease after the date of such mortgage, (ii) any prepayment of more than one (1) month's Base Rent or additional rent, or (iii) any assignment, surrender, termination, cancellation, waiver, release, amendment or modification of the Lease, unless same has been expressly approved in writing by the holder of such mortgage through or by reason of which the successor landlord shall have succeeded to the rights of Landlord under this Lease;
                  (d) bound by any security deposit which Tenant may have paid to any prior landlord, unless such deposit is in an escrow fund available to mortgagee, or actually received by Mortgagee;
                  (e) bound by any provision in the Lease which obligates the landlord to erect or complete any building or to perform any construction work or to make any improvements to the Demised Premises or to expand or rehabilitate any existing improvements or to restore any improvements following any casualty or taking;
                  (f) bound by any notice of termination given by Landlord to Tenant without Mortgagee's written consent thereto; or
                  (g) personally liable under the Lease and Mortgagee's liability under the Lease shall be limited to the ownership interest of Lender in the Demised Premises. Tenant will further agree with Mortgagee that Tenant will not voluntarily subordinate the Lease to any lien or encumbrance without Mortgagee's prior written consent.

         SECTION 23.4 Notwithstanding the above provisions of this Section, a copy of the required form of Subordination and Non-Disturbance agreement has been attached hereto as Exhibit J.

ARTICLE 24.      NOTICES

         SECTION 24.1 Except as expressly provided in this Lease to the contrary, all notices, demands and requests (other than invoices for Base Rent or additional rent) which are required to be given by either party to the other will be in writing and will be sent by United States first-class certified mail, return receipt requested, addressed (i) to Landlord at its address set forth in the Agreement of Lease, "Attention: Director of Asset Management", with a copy to Landlord at its address set forth above, "Attention: Corporate Counsel", and with a copy to Mortgagee, (ii) to Tenant hand delivered or delivered in accordance with this Section at the Demised Premises, or (iii) at such other place as either party may from time to time designate in a written notice to the other party. Until Tenant takes occupancy of the Demised Premises, notices to Tenant shall be at Tenant's address as set forth in the Agreement of Lease.

         SECTION 24.2 Any notice given in accordance with the provisions of this paragraph shall be deemed given when the primary notice is actually delivered or when proper delivery of the primary notice is refused, without regard to the date on which any copy is delivered or proper delivery thereof is refused. Any notice (primary or copy) given to an entity shall be deemed to be delivered on the date such notice is received or proper delivery is refused by the entity, without regard to when such notice is delivered by the entity to the individual to whose attention it is directed and without regard to the fact that proper delivery is refused by someone other than the individual to whose attention it is directed. Notices may be given on behalf of any party by such party's attorney(s).


         SECTION 24.3 Either party may, at its option, substitute for service by United States first-class certified mail, service by Federal Express or similar overnight courier, provided that such courier obtains and makes available to its customers written evidence of delivery. Notice given via such courier is deemed to be given upon receipt or upon refusal to accept delivery, as applicable. Notices may be given by a party or by an agent or attorney for a party on its behalf.

ARTICLE 25.      BROKER

         SECTION 25.1 Landlord and Tenant represent to each other that they dealt with no broker in connection with this Lease other than the Broker identified in the Agreement of Lease.

         SECTION 25.2 Tenant agrees that if any claim should be made for commissions by any broker by reason of any act of Tenant or its representatives, Tenant will hold Landlord free and harmless from any and all loss, liabilities and expenses in connection therewith. Landlord will give prompt notice to Tenant after any such claim is made by any broker. Tenant will have the right to defend such claim and Landlord will not pay or settle such claim as long as Tenant is defending same.

         SECTION 25.3 Landlord agrees that if any claims should be made for commissions by any broker by reason of any act of Landlord or its representatives, Landlord will hold Tenant free and harmless from any and all loss, liabilities and expenses in connection therewith. Tenant will give prompt notice to Landlord after any such claim is made by any such broker. Landlord will have the right to defend such claim and Tenant will not pay or settle such claim as long as Landlord is defending same.

ARTICLE 26.      SIGNS

         SECTION 26.1 Tenant will not place any signs on the land, or the exterior or interior of the Building, or in any window whereby such sign would be visible from the outside of the Building, except as agreed to in writing by Landlord. Tenant will obtain, at its sole cost and expense, any and all permits, licenses or approvals which may be necessary in connection with its sign or signs.

         SECTION 26.2 Landlord will provide a single entry identifying Tenant and the floor on which the Demised Premises is located on the directory in the first floor lobby and, if applicable, on any directory Landlord may provide on the floor on which the Demised Premises is located and/or any directory Landlord may provide in any elevator(s).

ARTICLE 27.      HOLDOVER

         SECTION 27.1 If Tenant continues in the occupancy of the Demised Premises after the expiration or sooner termination of the Term and Tenant is not in good faith negotiations with Landlord for an extension or renewal of the Lease, such occupancy will be deemed to be a default by Tenant (without the necessity of any notice). Tenant's occupancy will be deemed a month-to-month tenancy subject to the terms of the Lease. Provided Landlord files a summary dispossess action and obtains a judgment against Tenant in connection therewith, Tenant will pay as Landlord's sole and exclusive remedy twice the Base Rent in effect upon the expiration of the Term together with twice the additional rent herein provided.

ARTICLE 28.      LIMITATION  OF LIABILITY

         SECTION 28.1 Notwithstanding any contrary provision contained in this Lease, neither Landlord, nor any of its officers, directors, principals, partners, agents or employees will be responsible or liable to the Tenant:
                  (a) for any damage or injury resulting from acts or omissions of persons occupying or using any other part of the Building or for any injury or damage resulting from bursting, stoppage or leakage of water, sprinkler, gas, sewer or steam pipes; or
                  (b) for any consequential damages or lost profits, under any circumstances whatsoever; or
                  (c)
         Notwithstanding the provisions of this Section, if Landlord is in default with respect to its obligations hereunder and is thereby or otherwise determined to be liable to Tenant (whether as a result of negligence, strict liability, breach of warranty or any other theory or concept of liability), Landlord will be liable for monetary damages only and as of the date such cause of action occurs, following a final judgment establishing such default or liability. In any such event, Tenant will look solely to the equity and net cash flow of Landlord in the Building for the satisfaction of Tenant's remedies or Landlord's liability and it is expressly understood and agreed that Landlord's liability under the terms, covenants, warranties and obligations of this Lease or otherwise, will in no event exceed the loss of its equity in the Building, or extend personally to any principal, partner or officer, director, agent or employee, as applicable, of Landlord. Nothing in this Section shall prevent Tenant from seeking injunctive relief or from recovering insurance proceeds under Landlord's insurance policies.

ARTICLE 29.      MODIFICATIONS REQUESTED BY MORTGAGEE

         SECTION 29.1 Tenant hereby agrees that if any lender to the Landlord proposing to make a mortgage on Landlord's interest in the Building and/or Demised Premises requires, as a condition to making any loan to be secured by such mortgage, that Tenant agrees to modifications to this Lease, or that Tenant supply financial statements and/or other information, then Tenant agrees that it will enter into an agreement with Landlord making such modifications as are requested by such lender and will supply such financial statements and other information as are requested by such lender. Under no circumstances will Tenant be required to agree to any modification which changes the Demised Premises, increases the Base Rent or any additional rent, abridges or enlarges the Term, or requires the expenditure of funds by Tenant which Tenant is not obligated to expend pursuant to the existing terms of this Lease. Tenant will execute such modification or supply such information within ten (10) days after Landlord's request. In the event of Tenant's refusal, Landlord will have the right, among other remedies, to cancel and terminate this Lease.

ARTICLE 30.      PARKING

         SECTION 30.1 Subject to terms hereof, Tenant will have the right to use the Tenant Parking Spaces in the parking lot(s) of the Building located as shown on Exhibit A-2. Any and all references to parking "area(s)" in the Lease including all Exhibits shall be deemed to mean parking "lot(s)".

ARTICLE 31.      RULES AND REGULATIONS

         SECTION 31.1 Tenant, its agents, employees, contractors, licensees and invitees, will at all times abide by and observe the Rules and Regulations attached hereto as Exhibit F. In addition, Tenant, its agents, employees, contractors, licensees and invitees will abide by and observe such modified or new rules or regulations as may be promulgated from time to time by Landlord for the operation and maintenance of the Building and Common Facilities, provided, however, that a copy of same are sent to Tenant and that the same are in conformity with common practice and usage in similar buildings and are not inconsistent with the provisions of this Lease. Nothing contained in this Lease will be construed to impose upon Landlord any duty or obligation to enforce such Rules and Regulations, or the terms, conditions or covenants contained in any other lease, as against any other tenant, and Landlord will not be liable to Tenant for violation of the same by any other tenant, its employees, agents, contractors, licensees or invitees. If there is any inconsistency between this Lease and the Rules and Regulations set forth in Exhibit F, the terms of this Lease will govern.


ARTICLE 32.      REGULATION OF COMMON FACILITIES

         SECTION 32.1 The Common Facilities are at all times subject to the exclusive control and management of Landlord. Landlord will have the right to change the areas, locations and arrangements of parking areas, lobbies and other Common Facilities (provided that Tenant will have reasonable access to the Demised Premises and its use and enjoyment of the Demised Premises and parking will not be materially impaired); to enter into, modify and terminate easements and other agreements pertaining to the use and maintenance of the parking areas and other Common Facilities; to restrict parking by tenants, their officers, agents, and employees to employee parking areas; to construct surface or elevated parking areas and facilities; to establish and change the level of parking surfaces; to close all or any portion of the parking areas or other Common Facilities to such extent as may, in the opinion of Landlord, be necessary to prevent a dedication thereof or the accrual of any rights to any person or to the public therein; to close temporarily any or all portions of the said areas or facilities to discourage non-tenant parking; and to do and perform such other acts in and to the Common Facilities as, in the exercise of good business judgment, Landlord may determine to be advisable.

         SECTION 32.2 Landlord reserves any and all rights not expressly granted to Tenant hereunder, including, but not limited to, the following rights which are reserved to Landlord for its purpose in operating the Building: (a) the exclusive right to the use of the name of the Building, except that Tenant may use the name of the Building as its business address and for no other purpose;
(b) the right to change the name or address of the Building, without incurring any liability to Tenant for so doing; (c) the right to install and maintain a sign or signs on the exterior of the Building or on the Common Facilities; (d) the exclusive right to use or dispose of the use of the roof of the Building;
(e) the right to limit the space on the directory of the Building to be allotted to Tenant, and (f) the right to grant to anyone the right to conduct any particular business or undertaking in the Building consistent with Class A office uses.

ARTICLE 33.       RIGHT TO RELOCATE INTENTIONALLY DELETED.

ARTICLE 34.       SHORT FORM LEASE

         SECTION 34.1 The parties will, at the request of either one, execute duplicate originals of an instrument in recordable form which will constitute a short form of lease, setting forth a description of the Demised Premises, the Term of this Lease and any other portions hereof, except the rent provisions, that either party may reasonably request.

ARTICLE 35.       CAPTIONS

         SECTION 35.1 The captions in this Lease are for convenience and reference only, and in no way define, limit or describe the scope or intent of this Lease and are in no way to affect the interpretation or construction of this Lease.

ARTICLE 36.

         SECTION 36.1 The provisions of this Lease will be binding upon and inure to the benefit of Landlord and Tenant, and their respective heirs, successors, legal representatives and assigns, but nothing herein will grant to Tenant the right to assign this Lease other than pursuant to the provisions hereof. It is understood that the term "Landlord" as used in this Lease means only the owner, a mortgagee in possession, or a term lessee of the Building, so that in the event of any sale of the Building or of any term lease thereof, or if a mortgagee takes possession of the Building, the Landlord named herein will be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing thereafter, and it will be deemed, without further agreement, that the purchaser, the term lessee of the Building, or the mortgagee in possession has assumed and agreed to carry out any and all covenants and obligations of landlord hereunder accruing from and after the date of transfer, lease or possession, as applicable.

ARTICLE 37.       ENTIRE AGREEMENT MODIFICATION

          SECTION 37.1 This Lease (i) constitutes the entire and only agreement between the parties relating to the subject matter hereof, (ii) cancels and supersedes any prior agreements or discussions between the parties or their representatives, and (iii) may not be modified except by an instrument in writing which is signed by both parties.

ARTICLE 38.       MISCELLANEOUS

          SECTION 38.1 The terms, covenants, conditions, provisions and agreements of this Lease are deemed to be severable. If any clause or provision herein contained is adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law or regulation, it will not affect the validity of any other clause or provision herein, but such other clauses or provisions will remain in full force and effect. In addition, Landlord may pursue the relief or remedy sought in any invalid clause, by conforming such clause with the provisions of the statute or regulation as if the particular provisions of the applicable statute or regulation were set forth herein at length.

          SECTION 38.2 This Lease is not to be strictly construed against either Landlord or Tenant. No remedy or election given by any provision in this Lease is deemed exclusive unless so indicated, but each, wherever possible, is cumulative with all other remedies in law or at equity.

          SECTION 38.3 All obligations of Tenant which by their nature involve performance in any particular, or which cannot be ascertained to have been fully performed until after the end of the Term, will survive the expiration or sooner termination of this Lease.

          SECTION 38.4 Unless Landlord has previously agreed to be reasonable in a specific section of this Lease, with respect to any provision of this Lease which provides, or is held to provide, that Landlord may withhold or delay any consent or any approval or exercise its judgment or discretion, Tenant in no event will be entitled to make, and Tenant hereby waives, any claim for damages, directly or by way of setoff, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval or unreasonably exercised its judgment or discretion.

          SECTION 38.5 This Lease is to be interpreted, governed by and enforced in accordance with the substantive laws of the State in which the Property is located without regard to choice of laws concepts.

             (The balance of this page is intentionally left blank)

                                    EXHIBIT A

                  PRINCETON PIKE CORPORATE CENTER, BUILDING IV


DESCRIPTION OF LANDS IN LAWRENCE TOWNSHIP, MERCER COUNTY, NEW JERSEY

BEGINNING at a point in the southerly line of Lenox Drive that is the following courses and distances from the southeasterly end of the line that serves as a cut off for vision between the northeasterly line of Lenox Drive and the southeasterly line of Princeton Pike (33 feet from center line):

a) S 58(degrees)12'17" E, along the northeasterly line of Lenox Drive, 1,613.30 feet to a point; thence

b) Southeasterly, on a curve bearing to the right having a radius of 70.00 feet, a distance of 98.54 feet to the point of BEGINNING, and running thence:

         1) Easterly, along the southerly line of Lenox Drive, on a curve bearing to the left having a radius of 560.00 feet, a distance of 694.18 feet to a point; thence

         2)       S 43(degrees)14'12" E, 74.58 feet to a point; thence

         3)       N 85(degrees)D23'35 E, 1,028.93 feet to a point; thence

         4)       S 11(degrees)06'07" E, 853.83 feet to a point; thence

         5) S 5(degrees)51'07" E, 62.33 feet to a point in the northerly line of Interstate 295; thence

         6) S 81(degrees)23'04"W, along said line of said Highway, 1.18 feet to a point; thence

         7) N 79(degrees)00"16" W, still along same, 139.13 feet to a point; thence

         8) N 71(degrees)25'05" W, still along same, 143.24 feet to a point; thence

         9) N 67(degrees)46'57" W, still along same, 419.84 feet to a point; thence

         10) N 71(degrees)38'12" W, still along same, 414.77 feet to a point; thence

         11) N 79(degrees)54'53" W, still along same, 722.49 feet to a point; thence

         12)      N 87(degrees)11'34" W, still along same, 9.43 feet to a point;
                  thence

         13)      N 23(degrees)32'58" W, 307.84 feet to a point; thence

         14)      Northerly, on a curve bearing to the left having a radius of
                  70.00 feet, a distance of 15.41 feet to the point and place of BEGINNING.

Containing 21.311 more or less acres.

Subject to easements of record.

                                   EXHIBIT A-1
             [Building Floor Plan and Demised Premises Designation]

                                   EXHIBIT A-2
                                   [Site Plan]

                                    EXHIBIT B

                        LEASE COMMENCEMENT DATE AGREEMENT


         THIS AGREEMENT made this _____ day of _______ , 19___ by and between ________________________________________ ("Landlord") and
___________________________ ("Tenant").

                               W I T N E S S E T H

         WHEREAS, Landlord and Tenant entered into an Agreement of Lease dated "Lease") setting forth the terms of occupancy by Tenant of all or a portion of a building located at __________________ , New Jersey; and

         WHEREAS, the Lease is for an initial term of ____(__) years(s) and the Commencement Date of the Initial term of the Lease has been determined in accordance with the provisions of Article 3 of the Lease.

         NOW, THEREFORE, it is agreed and confirmed by the parties as follows:

         1. The Commencement Date of the initial term of the Lease is _______ and the termination date of the initial term of the Lease is _________ .

         2. The date on which the first payment of Base Rent is due from Tenant is __________________.

         3. This Agreement is executed by the parties for the purpose of providing a record of the commencement, termination and Base Rent commencement dates of the Lease.

         IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first above written.

Attest/Witness:                             Landlord


_______________________________             By: ______________________________


Attest/Witness:                             Tenant

_______________________________             By: ______________________________

                                    EXHIBIT C


OPERATING EXPENSES

1. Commencing with the second Lease Year, and for each Lease Year thereafter, Tenant will pay to Landlord Tenant's Pro Rata Share of the amount by which (x) the "OPERATING EXPENSES" (as hereinafter defined) during each fiscal year of Landlord exceed (y) the Operating Expenses for the Base Year. Payment will be made as provided below.

2. (a) "OPERATING EXPENSES" are defined as Real Estate Taxes (as defined below) and any and all costs and expenses incurred by Landlord relating or pertaining to the Building and/or Demised Premises and deemed by Landlord to be reasonable, appropriate and for the best interests of the Demised Premises and Building, including, but not limited to, the cost of: (i) gas, oil, electricity, steam, water and other utilities (excluding tenants' electricity) without markup or profit to Landlord; (ii) installing, operating, maintaining, repairing, replacing (subject to the provisions of Section 2(b) below) any part or parts of, and/or providing Common Facilities utilities, services, lighting, mechanical and electrical equipment, (including heating, ventilation and air-conditioning equipment) and similar items which are or will be utilized to provide services and utilities; (iii) maintenance, repair, lighting, cleaning, painting, striping, decorating, policing, management, superintendence and security; (iv) reasonable and customary insurance maintained by Landlord including any deductible feature; (v) removal of snow, ice and debris, regulation of traffic, inspection of machinery and equipment and personal property taxes and other charges incurred in connection with such machinery and equipment; (vi) replacement of paving curbs, walkways, planters and maintaining any lawn and/or plantings; (vii) a reasonable management fee not to exceed five (5%) percent of Base Rent and Additional Rent; and (viii) any and all other expenses paid by the Landlord in the operation, maintenance and repair of the Building (including the equipment and systems therein) or the park in which the Building is located, if applicable, (pro rated as required among all buildings benefited) except as otherwise expressly excluded herein.

         (b) Operating Expenses will not include: (i) any expenses for which the Landlord is reimbursed or indemnified (either by an insurer, condemnor, tenant or otherwise); (ii) interest or amortization payments on any mortgage or mortgages, and rental under any ground or underlying lease or leases; (iii) the cost of any work or services performed for or facilities furnished to a tenant at the tenant's cost; (iv) leasing or other brokerage commissions; (v) tenant concessions; (vi) legal fees for negotiations of leases or for enforcing tenant defaults, or legal fees incurred in defending lawsuits not directly related to the contest or appeal of any item which is otherwise included as an Operating Expense; or (vii) capital expenditures, except as provided for herein. Operating Expenses will include the cost of any capital improvement made to the Building after the date hereof (1) which and to the extent it actually reduces other Operating Expenses or (2) which is required under a law or regulation that was not applicable to the Building as of the date of this Lease, the cost thereof to be amortized in accordance with manufacturer's estimation where applicable or GAAP if no manufacturer's estimate exists (not to exceed ten (10) years) together with interest on the unamortized balance at the rate being paid by Landlord for funds borrowed for the purposes of constructing said capital improvements (or the rate at which Landlord then customarily borrows funds for similar expenditures if no funds were so borrowed). Operating Expenses shall also include capital expenses necessitated by casualties to the extent that they are not covered by insurance or in the amounts and levels of coverage required to be maintained by Landlord, including any deductible feature of any insurance carried by Landlord with respect thereto.

         (c) Real Estate Taxes are defined as the annual real estate taxes, payments "in lieu" of real estate taxes, assessments (whether general or special and including all assessments for public improvements or benefits) or other rents, rates and charges, excises, levies, license fees, permit fees, inspection fees and other authorization fees and charges, in each case whether general or special, which are levied or assessed against the Building, and/or the Demised Premises. Real Estate Taxes will not include income, franchise, inheritance or foreign ownership or foreign control taxes (but Tenant will at all times be responsible for any taxes levied, assessed or imposed upon its property), provided, however, that:

                  (i) if at any time after the date of this Lease the method of taxation of real estate prevailing at the date of this Lease (other than a change from "in lieu" payment and ad valorem assessment) is altered and there is levied, assessed or imposed on Landlord in substitution, in whole or in part, for the present general real estate, a corporation franchise tax or any other tax, however denominated and by whatever taxing authority (including, but not limited to, any municipal, county, state or federal authority) which shall be measured by or based in whole or in part upon the Demised Premises, or the value thereof, or the revenues or rents derived therefrom, then all such taxes, or the part thereof so measured or based, shall be deemed to be included within the phrase "REAL ESTATE TAXES" used herein but only to the extent to which such taxes are substituted for the present general Real Estate Taxes; and

                  (ii) if the Real Estate Taxes applicable to the Base Year are, at any time, reduced as a result of tax appeal, reassessment, or any other reason, then for purposes of this Lease such reduced taxes will be the Base Year Real Estate Taxes, and Tenant will pay to Landlord, within thirty (30) days of its receipt of notification of the reduced Base Year Real Estate Taxes, any amounts due as a result of such reduction in the Base Year Real Estate Taxes. Similarly, if the Real Estate Taxes for any year of the Term after the Base Year are reduced as a result of tax appeal, reassessment or any other reason, Tenant's Pro Rata Share of the excess of such Real Estate Taxes over the Base Year Real Estate Taxes Will include in any subsequent year's reduced taxes the cost and expenses, including attorneys' fees, associated with such reduction, if any. Notwithstanding the above, in no event shall Landlord be entitled to receive more than the actual Operating Expenses (including real estate taxes) for such year.

3. If during the Base Year or any subsequent fiscal year of Landlord less than ninety-five (95%) percent of the Building is occupied for the whole of such year, those Operating Expenses which are affected by variations in occupancy levels will, for the Base Year or subsequent fiscal year of Landlord, as the case may be, be adjusted by Landlord in the calculation of Operating Expenses so as to approximate the sum which would have been reasonably incurred for ninety-five (95%) percent occupancy for the whole of such year. Landlord reserves the right to adjust Base Year costs to delete the cost of any items which are included in Base Year calculations but are subsequently deleted as an Operating Expense.

BILLING & PAYMENT

                  The amounts required to be paid by Tenant pursuant hereto shall be paid by Tenant in monthly installments commencing with the second Lease Year in such amounts as are estimated by Landlord from time to time. At such reasonable time after the end of the Base Year as Landlord may select, Landlord will deliver to Tenant a statement of the Base Year Operating Expenses. At such reasonable time after the end of each subsequent fiscal year as Landlord may reasonably select, Landlord will deliver to Tenant a statement of the Operating Expenses for such fiscal year and the excess of same, if any, over the total Base Year Operating Expenses. Tenant agrees to pay to Landlord and Landlord agrees to credit to Tenant, or pay to Tenant if the Term has expired, as applicable, within thirty (30) days of receipt of such statement, such amount as may be necessary to effect proper adjustment for payment of Operating Expenses. Failure of Landlord to provide any statement called for hereunder within the time prescribed will not relieve Tenant from its obligations hereunder.

BILLING AND PAYMENT "Tenant shall have the right, upon thirty (30) days prior notice in writing to Landlord, to audit the records of the Landlord at Landlord's office as to the Operating Expenses of the Building for any fiscal year for which additional rent is paid by Tenant for an increase in Operating Expenses, but only within six (6) months following the end of such fiscal year. Such audit shall be performed during Landlord's usual business hours at Landlord's principal office and without interference with the conduct of Landlord's business.

                  If the Tenant shall contend that the expenses that are included in such written statement Landlord furnished to Tenant as express terms of this Lease are overstated, and if not satisfactorily settled between Landlord and Tenant within sixty (60) days after the completion of Tenant's audit, the accountant of the Landlord and the accountant of the Tenant shall mutually select a disinterested accountant, who shall be a certified public accountant licensed by the State of New Jersey, who shall determine whether such expenses are or are not Operating Expenses of the Building in accordance with the express terms of this Lease, which determination shall be binding upon both parties. In the event such accountants are unable to agree upon a third accountant, either party may apply to the New Jersey Superior Court for the appointment of a third accountant. The decision of the third accountant shall be binding. Landlord shall reimburse Tenant any overpayment at the lesser of prime plus four (4%) percent or 18% and pay one-half the expenses of the third accountant only if the Operating Expenses set forth in the statement of Operating Expenses Landlord furnished to Tenant were more than five (5%) percent greater than the amount determined by the third accountant to be in accordance with the express terms of the Lease. Pending resolution of the issue, Tenant shall continue to make monthly estimated payments or the adjustments required by the Operating Expenses Statements as provided herein, subject to retroactive adjustment upon final determination of the third accountant.

                  Failure of Tenant to request such audit in the allotted time period shall be deemed a waiver of this right by Tenant."

APPORTIONMENT, SURVIVAL

                  Any Operating Expenses, whether or not a lien upon the Building and/or Demised Premises, which accrue on an annual basis but relate in part to a period prior to or subsequent to the Term, shall be apportioned between Landlord and Tenant as of the beginning or end of the Term, as applicable based upon the final bill for the applicable year, it being intended that Tenant will pay its pro rata share of only that portion of the Operating Expenses as is allocable to the Term of this Lease. Tenant's obligation to pay Occupancy Expenses, as provided above, accruing during the Term will survive the expiration or earlier termination of this Lease.

                                    EXHIBIT D

                                   WORK LETTER


Except as set forth in the Agreement of Lease, Tenant agrees to accept the Demised Premises "as is" at the Commencement Date. Landlord will proceed with construction of the Tenant Improvements as set forth in the Agreement of Lease.

I.  LANDLORD'S WORK AND TENANT'S WORK

LANDLORD'S WORK AT LANDLORD'S COST

         Schedule D-1, attached hereto, includes a description of design specifications which are part of the "BASE BUILDING" and are to be provided by Landlord in connection with the initial construction of the Building.

         Landlord will provide a occupancy of the Demised Premises to Tenant based upon the Architectural Space Plan dated April 26,1995 prepared by ICI (see attached Schedule D-3). This work will include the following:

- Required demolition to accommodate the work stations indicated in the plan.
-        Necessary carpet repairs/replacement in areas affected by demolition.
         Prior to the commencement of Landlord's Work, Tenant may elect to require that Landlord replace the carpet with a 26 ounce Philadelphia carpet (equity line) or similar in areas affected by the demolition of partitions.
- Construction of a training room to accommodate 30 people; Landlord's work includes installation of a large whiteboard and an allowance of $5,000 for an accordion door.
-        Repaint throughout the premises; make necessary wall covering repairs.
- Installation of a partition wall and two entrance doors in order to segregate the executive area;
-        HVAC and sprinkler modifications.
- Installation of 15 new receptacles and allowance for electric energizing of tenant supplied work stations.
-        Necessary ceiling, drywall and electric repairs.

Prior to Tenant's occupancy, the existing telephone and computer system will be removed, however, all supporting cabling will remain. Tenant will be responsible for arranging for telephone and/or telecommunications service and security system, if desired, in its own name.

TENANT'S WORK AT TENANT'S COST

All other Tenant Improvements required by Tenant will be Tenant's Work at Tenant's sole cost and expense.

II.  REPAIRS AND CORRECTIONS

In connection with its Landlord's Work, Landlord agrees to repair and correct any work or materials installed by it or its contractor in the Demised Premises which prove defective as a result of faulty materials, equipment or workmanship which appear within one (1) year after the Commencement Date, provided Tenant shall have given written notice thereof to Landlord within said one (1) year period. Notwithstanding the foregoing, Landlord shall not be responsible to repair or correct any defective work or material installed by Tenant or any contractor other than Landlord's contractor, or any work or materials that prove defective or are modified or damaged as a result of any act or omission of Tenant or any of its employees, agents, contractors, invitees, licensees or subtenants.

III.  POSSESSION BY TENANT

The taking of possession of the Demised Premises or any part thereof by Tenant shall constitute an acknowledgment by Tenant that the Premises are in good condition and that all work and materials provided by Landlord are satisfactory, except: (i) as to any defects or incomplete work that are described in a written notice given by Tenant to Landlord no later than sixty (60) days after Tenant commences occupancy of the Demised Premises, and (ii) as to any equipment that is used seasonally, if Tenant takes possession of the Demised Premises during a season when such equipment is not in use, and (iii) as to any defective work or material which Landlord agrees to repair and correct under Section III above, but only if such defective work or material could not reasonably be observed within said twenty (20) day period.

IV.  ACCESS DURING CONSTRUCTION

Should Tenant choose to perform work with its own contractors while Landlord is also performing work within or around the Demised Premises, Tenant work except for Tenant's installation of telephones will not commence until the Landlord has completed its work, unless otherwise permitted by Landlord in its sole discretion. Any approval to commence work in the Demised Premises is conditioned upon Tenant's workmen and mechanics working in harmony and not interfering with the labor employed by Landlord and/or Landlord's contractors or by any other tenant(s) or its (their) contractor(s).

                                  TENANT PLANS

1. TENANT PLANS. Tenant, or Landlord at Tenant's request, will prepare any needed plans for the Demised Premises (the "Tenant Plans") in accordance with Schedule D-2 attached hereto. Tenant also agrees to furnish to Landlord for its approval, the following information and/or drawings, as applicable:

         a. Location and extent of floor loading in excess of building standard;

         b. Any special air-conditioning needs by location, and general description of need;

         c.       Location and description of special plumbing requirements;

         d. Estimated total electrical load, including lighting, for the entire Premises, showing amount, location and type, and including a list of heat producing equipment and machinery, specifying manufacturer and type of equipment/machinery, number of units and electrical wattage per unit; and

         e. Any requested modifications or changes to Base Building design.

All Tenant Plans are expressly subject to Landlord's approval, and must receive municipal approvals for building permit.

2.  PERMIT FEES

         a. Unless Landlord does the work or Landlord notifies Tenant to the contrary, Tenant's contractor must administer all filings for any permits or other filing requirements of the municipality for work planned within the Premises.

         b. Tenant will be responsible for paying all municipal fees connected with securing required permits or approval for any Tenant Work. Tenant shall also be responsible for providing Landlord with properly signed and sealed sub tradefiling documents.

         c. No work will be allowed to start without the issuance of the proper authorization or permits, from the appropriate municipal officials. Once secured, the permit must be prominently posted at the work site, along with the plans.

Except for any work which does not require permitting from the municipality, all of the Tenant Plans must be signed, stamped and sealed by the appropriate design professional licensed in the State of New Jersey (i.e., architectural plans by licensed architect and structural or mechanical plans by the appropriate engineer).

3.  APPROVAL BY LANDLORD

         Tenant Plans shall be subject to Landlord's prior written approval. Landlord agrees that it will not unreasonably withhold its approval of the Tenant Plans, provided, however, that Landlord will have sole and absolute discretion to approve or disapprove any element(s) of the Tenant Plans that will
(i) be visible from the exterior of the Demised Premises or Building, or (ii) involve or may affect any structural or exterior element of the Building or any area or element of any Common Facility or delay completion of the Demised Premises or Building, or (iii) increase the cost of construction or of insurance or taxes on the Building, or (iv) require unusual expense to readapt the Demised Premises or Building to normal use on lease termination or increase the cost of construction or of insurance or taxes on the Building, unless Tenant first gives assurance reasonably acceptable to Landlord for payment of such Tenant Plans, changes or modifications by Landlord will not constitute approval of any delays caused by Tenant or in implementing the work shown on such plans and shall not be deemed a waiver of any rights or remedies that may arise as a result of such delays.

If Landlord requires any changes pursuant to the preceding paragraph, Tenant shall cause its architect to change the Tenant Plans in accordance with Landlord's reasonable requirements and promptly resubmit them to Landlord, indicating thereon the revision date and listing every change made to the previous submission of the Tenant Plans. These changes and resubmissions shall continue until the Tenant Plans have been approved by Landlord, such approval not to be unreasonably withheld or delayed. Promptly after approval by Landlord of such Tenant Plans, four (4) copies thereof signed by Tenant will be delivered to Landlord for signature, whereupon two (2) fully executed copies shall be delivered to Tenant.

The Tenant Plans as approved by Landlord shall be final and shall not be changed by Tenant without Landlord's prior approval.

4.  CONSTRUCTION OF TENANT WORK

If any work in the Demised Premises is not performed by Landlord, Tenant agrees that all work will conform to the Guidelines.

Landlord reserves the right to approve Tenant's choice of contractor and all work to be performed in the Demised Premises will be in accordance with the provisions and requirements of the Lease including but not limited to Articles 14, 15 Exhibit D and Guidelines. Tenant will be responsible for obtaining the final Certificate of Occupancy for the Demised Premises in connection with the Tenant Work.

All construction documents shall be available to Landlord for inspection during construction.

5.  MATERIALS AND WORKMANSHIP

All work performed in the Demised Premises shall be performed in a good and workmanlike manner and in accordance with all applicable laws and regulations and in substantial conformance with the final approved Tenant Plans. Due diligence shall be exercised in completing the Tenant Improvements or any subsequent Alterations.

6.  REPRODUCIBLE COPIES

Upon completion of any Tenant Improvements or Alterations, Tenant will provide to Landlord one (1) print and one (1) reproducible copy of the as-built Alterations Plans, including without limitation, plumbing, electrical, HVAC and architectural plans.

7.  CODE ENFORCEMENT REQUIREMENTS

Any requirements of the local code enforcement officers applicable to arising from the construction of the Alterations or the nature, location, layout or installation of Tenant's furniture and/or trade fixtures, i.e., are the sole responsibility of Tenant.

                                  SCHEDULE D-1

                         PRINCETON PIKE CORPORATE CENTER
                            BUILDINGS I, II, III, 1V

                         BASE BUILDING - LANDLORD'S WORK


1.       GENERAL CONSTRUCTION

         Base Building is designed in accordance with Use Group Classification "B" (Business Use) & Type "2C" construction classification of the BOCA Code.

         Construction is structural steel frame with poured concrete floor decks. Exterior walls are constructed of precast concrete panels with insulated interior drywall wall construction in Demised Premises. Base Building is fully sprinklered.

         Floors are designed to sustain a live load of 100 pounds per square foot, including partition allowance of 20 pounds per square foot.

2.       TOILET FACILITIES

         Each floor is provided with one (1) men's & one (1) women's toilet room, each furnished with fixtures in accordance with the New Jersey Uniform Construction Code ("NJUCC") and municipal ordinance applicable at the time of construction.

3.       DRINKING FOUNTAIN

         Water coolers are provided on each floor in accordance with the NJUCC.

4.       ELEVATORS

         Base Building is provided with two (2) hydraulic passenger elevators with a capacity of 3,000 lbs. each.

5.       PARKING

         Parking is provided for four (4) cars per 1,000 square feet of usable area, as indicated on Exhibit A-2 to the General Terms of Lease.

                                  SCHEDULE D-2

                              CONSTRUCTION & FINISH
                     SPECIFICATIONS FOR TENANT IMPROVEMENTS

1.       FLOOR COVERING

         Colors, designs, and specifications for carpet, floor tile and base shall be as specified by Tenant and approved by Landlord. Carpet shall be 28 oz. face weight, 100% nylon face fiber.

2.       PARTITIONS

         Demising partitions shall be 3-5/8" steel studs 24" O.C, with 5/8" gypsum board, fire rated where required, up to underside of structural slab above and having full height sounds attenuation insulation.

         Interior partitions shall be 3-5/8" steel studs 24" O.C. with 5/8" gypsum board each side and extend to underside of finished ceiling. Drywall edge at ceiling shall be finished with spackle bead.

         Partitions (permanent or-moveable) terminating at the building exterior wall shall meet either a mullion of window or a column and accommodate heating elements, window shades and other building systems as required.

3.       PAINTING AND STAINING

         Interior wall surfaces of gypsum board shall receive one (1) prime coat and one (1) finish coat of latex egg shell finish, colors to be selected by Tenant from building standard color chart. Pittsburgh paint or approved equal shall be used as building standard color chart.

         Exposed interior ferrous metal surfaces including piping duct work and mechanical equipment shall receive one (1) coat of alkyd enamel primer and one (1) finish coat of alkyd enamel.

         Metal doors, door bucks, and other metal surfaces not having shop finish shall receive one (1) prime coat of alkyd enamel primer and one
         (1) finish coat of alkyd enamel.

         All wood doors shall be finished with one (1) coat sanding sealer and one (1) coat clear polyurethane.

         Interior wall surfaces receiving wall coverings shall be painted with one (1) coat of semigloss latex paint.

4.       DOORS

         Entrance door and buck to Tenant's space: Buck shall be 16 gauge "knocked down" hollow metal primed and ready for painting. Door shall be full height solid core, oak veneer, 3'-0"x8'-0"x1'-3/4".

         Interior doors and bucks: All bucks shall be 16 gauge "knocked down" hollow metal primed and ready for painting. All doors shall be solid core wood veneer, 3'-0"x7'-0"x1'3/4". Emergency exit doors will be as required by code.

5.       HARDWARE

         Finish hardware to be medium duty commercial type, manufacturer & model as approved by Landlord. All interior doors shall be provided with lever handle latch sets. All doors to be equipped with hardware in accordance with applicable codes, including NJUCC Barrier-Free Subcode. Hardware shall also include door stops and silencers.

         Tenant entrance doors shall be provided with a lock set and door closer, in accordance with applicable codes for egress. All locks shall be keyed to the building master keying system.

         Rod for coat closet shall be 1" diameter chrome finished metal.

6.       CEILING

         Ceiling shall be white 2'x4'x5/8" acoustical ceiling tiles in an exposed white grid system suspended at a ceiling height of approximately 9'-0" above finished floor. Exceptions to the ceiling height shall be made to accommodate piping, mechanical ducts and shafts, and other obstructions located above the ceiling.

7.       WINDOW BLINDS

         Perimeter window blinds shall be horizontal narrow slat window blinds.

8.       ELECTRICAL SYSTEMS

         Tenant's Demised Premises shall be provided with electrical service in accordance with applicable codes. Demised Premises shall be serviced by designated meter for which Tenant shall establish an account with servicing utility company. Service shall be made available from the Building's common electrical room. Tenant shall provide the required space within the Demised Premises for installation of wall mounted electrical panels, floor mounted transformers and other required electrical equipment.

9.       LIGHTING FIXTURES

         Standard fixtures shall be 2'x4' lighting fixtures with 4-40 watt fluorescent lamps to provide a minimum of 60 foot candles. Fixtures shall be with E type, energy saving ballast and provide plenum air return function. Emergency egress lighting shall be provided by the use of standard fixtures with emergency battery back-up power, as required by code.

10.      COMMUNICATION SYSTEMS

         Tenant shall be responsible for providing and installing at its expense communication systems including, but not limited to, telephone, fiber optics, computers, intercom systems, and audio visual systems. Wiring installed systems above finished ceilings shall be approved for plenum installation. Tenant shall provide required area(s) within Demised Premises for communication systems equipment.

         Access to the Demised Premises through the Building's core by servicing utility shall be coordinated with and approved by Landlord.

11.      PLUMBING

         Existing wet columns are provided which Tenant may tap for private facilities at Tenant's expense. Water heater(s) shall be provided and installed at Tenant's expense. Tenant shall provide required area within the Demised Premises for the installation of water heater(s).

12.      HVAC

         Tenant's Demised Premises shall be provided with a variable air volume cooling system with an economizer cycle. The air conditioning system shall be designed to maintain within normal tolerances for a first-class office building an inside space condition of 78 degrees F. dry bulb. and 67 degrees F. wet bulb, and a fifty (50%) percent humidity with outdoor temperature of 91 degrees F. dry bulb and 76 degrees F. wet bulb during summer months. During the winter heating season a continuous perimeter baseboard radiation system and solar heat gain sensors will be capable of maintaining a minimum temperature of 72 degrees F. with normal anticipated occupancy when the outside temperature is 9 degrees F.

         One (1) variable air volume box terminal (controlled by one (1) thermostat) is existing approximately every 1.000 square feet of net useable floor area.

13.      FIRE PROTECTION

         The sprinkler system has been designed in accordance with applicable building codes.

         Any additional requirement for sprinkler system service (adds, relocates, deletions) made necessary by the Tenant's usage of the Demised Premises will be at the Tenant's cost.

         Portable dry chemical fire extinguishers to be provided as required by code, by Tenant.

         Heat and smoke detection systems shall be provided as required by codes, by Tenant.

14.      IDENTIFICATION

         Tenant identification shall be provided by Landlord at Tenant's cost on lobby directory as well as at entrance door to Demised Premises, subject to approval by Landlord.

                                  SCHEDULE D-2

                  GUIDELINES FOR TENANTS RETAINING CONSULTANTS
                                 AND CONTRACTORS

If Tenant elects to not retain Landlord's architect(s)/engineer(s) or construction management services for construction, alterations, modifications, or other changes within the Premises, Tenant must adhere to criteria and guidelines as follows:

I.       BEFORE CONSTRUCTION

         A.       FLOOR PLANS:

                  1. All floor plans must be submitted at 1/4" scale or 1/8" scale only. Indicate key plan with egress indicated and north arrow and show partition layout (i.e. space plan or floor layout).

                  2. Architectural plans must show architectural details, door schedules, finish schedules, plumbing fixtures, all finishes and specifications and comply with proper handicapped and other code criteria including but not limited to exit signs and sprinkler head locations.

                  3. Reflected ceiling plan must show light fixture placements, emergency egress lighting, and all architectural features. Indicate all finishes and specify same.

                  4. Plans must include finish specifications, i.e., paint, carpet, wall cover, baseboard, etc. (Window blinds are building standard, not subject to Tenant choice.) Plans must delineate between new construction vs. existing conditions.

                  5. Electrical floor plans must show all receptacles, panels, light switches, fixture placements and switching. Indicate all circuitry as required. Show location of source for service tie-in, if required (indicate distance and include riser diagram).

                  6. Indicate in detail any cabinetry work. Details are required showing all finishes.

                  7. Mechanical floor plans must show duct layout, size connection details, sprinkler lines, and other mechanical conditions proposed and existing. Mechanical plans must include specifications as required and locate sources, distance and tie-in locations, and include riser diagrams.

                  8. All of Tenant Plans must be signed, stamped and sealed by the appropriate design professional licensed in the State of New Jersey (i.e., architectural plans by licensed architect and structural or mechanical plans by the appropriate engineer).

                  9. All plans and construction specifications are subject to Landlord's written approval, which may be withheld at Landlord's sole discretion. Reasons for Landlord to withhold approval include, but are not limited to
                           (i) such work proposed is not consistent with other existing or planned improvements in building; (ii) such work will overburden existing or planned building systems; and (iii) lack of any of the above noted information.

         B.       GENERAL CONSTRUCTION GUIDELINES:

                  1. General contractor and subcontractors must be approved by Landlord in writing prior to construction commencement. Landlord reserves the exclusive right to disapprove Tenant's general contractor or subcontractors. Landlord will supply Tenant with a list of acceptable contractors upon request.

                  2. General contractor and subcontractors must use labor that will perform in harmony with other trades working in the region. At no time may Tenant work interfere with Landlord's or other tenant's work or normal operations of the Building.

                  3. Certificates of Insurance naming Landlord, DKM Properties Corp., and their agents and employees as additional insureds must be submitted to Landlord prior to Tenant's entry upon the Premises, including delivery of any materials to Premises, or construction commencement with coverage for commercial general liability, and property damage in the amounts required in the Lease. Landlord reserves the right to dictate limits of coverage.

                  4. Copies of any notification by the municipality of additional requirements in connection with permit approval must be delivered to Landlord.

         C.       MUNICIPAL REQUIREMENTS:

                  1. All plans must be filed with the Township of Lawrence. Plans must be signed and sealed by the appropriate design professional licensed in the State of New Jersey (i.e., architectural plans by licensed architect and structural or mechanical plans by the appropriate engineer).

                  2. Tenant will be responsible for paying all municipal fees connected with securing required permits or approval. Tenant shall also be responsible for providing Landlord with properly signed and sealed sub trade filing documents.

                  3. No work will be allowed to start without the issuance of the proper authorization or permits, from the appropriate Municipal officials. Once secured, the permit must be prominently posted at the work site, along with the plans.

         D.       FEES:

                  1. If Landlord is submitting plans on behalf of Tenant, Tenant must submit a non-refundable deposit payable to Landlord in the amount of Five Hundred ($500.00) Dollars with submission of plans and specifications. The deposit will be used to offset Landlord's costs associated with filing of the Tenant Plans on behalf of the Tenant.

                  2. Should Tenant Plans not conform to the criteria outlined in Section A (Floor Plans), Landlord is not obligated to correct Tenant Plans or otherwise modify them to so conform. Landlord will return same to Tenant for resubmission.

                  3. Tenant shall be responsible for paying all municipal fees connected with securing the permit or other municipal approval necessary to proceed with the proposed work.

                  4. If Landlord is not doing the work, Landlord will inspect the to assure conformance to the plans and specifications. The maximum number of inspections will be determined by work mutual agreement between the Landlord and Tenant based on the scope of improvements and as a condition for the Landlord's approval of the proposed project. If subsequent to such agreement between the Landlord and the Tenant, the concept of Tenant's plan or the scope of Tenant's work changes, then the agreed upon schedule of inspections will be subject to similar revision based on the scope of work load which is revised and sent to Landlord for its approval. Inspection time will include travel to and from the Landlord's office in Lawrenceville, NJ. The rate for any inspections is $60.00 per hour, which rate may be changed based on Landlord's costs.

         E.       COST ESTIMATING:

                  1. Landlord reserves the right to bid on the Tenant's Work, subject to the following:

                           a. While every effort is made to promptly furnish cost estimates for the Tenant work, it must be understood that the speed and accuracy of the Landlord's estimates will reflect the quality and completeness of the Tenant's documents.

                           b. With proper preparation of documents as outlined herein, Tenant should anticipate completed estimates within approximately seven (7) business days from the submission of a properly completed bid package to Landlord.

II.      DURING CONSTRUCTION

         1. Tenant's contractors will be subject to the same rules and regulations as imposed on Landlord's contractors, relative to work hours, elevator use, cartage removal, protection, and other customary procedures as appropriate. Tenant may contact Landlord's Chief Engineer at (609) 799-7400 with questions or details on such rules and regulations.

         2. Should Tenant choose to perform work with its own contractors while the Landlord is also performing work within or around the Premises, Tenant work will not commence until the Landlord has completed its work, unless otherwise permitted by Landlord, in its sole discretion.

         3. Tenant must adhere to the same guidelines outlined herein when processing change orders or scope modifications. No construction for change orders will be allowed to proceed without Landlord's written approval.

         4. SHOULD TENANT IGNORE ANY OF THE CRITERIA DESCRIBED HEREIN OR IN ANY SECTION OR EXHIBIT OF THE LEASE (SPECIFICALLY INCLUDING BUT NOT LIMITED TO EXHIBIT C) AND PERFORM OR CAUSE TO BE PERFORMED ANY CONSTRUCTION NOT IN ACCORDANCE WITH TENANT PLANS APPROVED BY LANDLORD, TENANT WILL BE REQUIRED TO DISASSEMBLE ALL SUCH CONSTRUCTION AND RETURN THE DEMISED PREMISES TO ITS FORMER CONDITION AT TENANT'S SOLE COST. IF TENANT DOES NOT DISASSEMBLE SUCH CONSTRUCTION AND RETURN THE SITE TO ITS FORMER CONDITION AFTER TEN (10) DAYS' WRITTEN NOTICE TO TENANT FROM LANDLORD, LANDLORD IS AUTHORIZED BY TENANT TO PERFORM SAME AT TENANT'S SOLE COST, AND TENANT SHALL REIMBURSE LANDLORD PROMPTLY FOR ALL COSTS.

         5. Tenant or its contractor must submit written notification and receive written approval from Landlord for any type of shutdown on the electrical, mechanical or sprinkler system, as our security system monitors both the sprinklers and fire protection systems. Landlord reserves the right to require that Tenant use Landlord's contractor for any work involving the shutdown of such systems. In addition, it should be noted that any conditions which are discovered as a result of the modifications to existing systems made by Tenant are the full responsibility of Tenant to repair at its sole cost. For example, if pressure testing of the sprinkler system is required due to Tenant Improvements or Changes by Tenant and such testing reveals leaks. Tenant will be responsible at its sole cost, to bring the system back into the code through the repair of any such leaks. This work shall be at no cost to Landlord or any of its affiliates.

         6. Landlord must be notified in writing of all scheduled work, in order that Landlord may notify, at our sole discretion, any neighboring tenants of such activity.

         7. For any work performed on Building roof system, or other systems under a manufacturer's warranty, the work must be performed by the original contractor. The company which is the approved roof system applicator will be furnished upon request.

III.     AFTER CONSTRUCTION

         1. All contractors and subcontractors completing work must provide Landlord with proper Release of Liens form(s) and Tenant's Certification as attached to the Lease (or furnished by Landlord) for each billing period and, most importantly, at the completion of Tenant work. Tenant agrees to indemnify and save Landlord harmless from and against any and all damages sustained as a result of any liens filed by contractors or subcontractors and as otherwise set for the in the Lease.

         2. A one (1) year warranty is required on materials and workmanship of all work per Tenant Plans.


         3. Within ten (10) days of completion of any Tenant work performed by Tenant's contractors, Tenant shall submit to Landlord two (2) sets of as-built drawings as set forth in Exhibit D, showing all improvements or alterations to the Demised Premises. Such as-built drawings shall include all change orders occurring during the course of construction and provide all pertinent specifications for such construction work.

                                  SCHEDULE D-3


                 [Proposed Space Plan for Physicians HealthCare]

                                    EXHIBIT E

                             CLEANING SPECIFICATIONS

GENERAL (FIVE NIGHTS PER WEEK):

1. Sweep, dry mop or vacuum all floor areas of resilient tile, wood or carpet, as applicable, and remove matter such as gum and tar which has adhered to the floor.

2. Empty all waste receptacles, removing waste to a designated central location and properly store for disposal.

3.       Empty and wet wipe all ash trays.

4.       Clean all cigarette urns.

5.       Clean and sanitize all water fountains and coolers.

6.       Clean entry door glass and sidelight, if any, and wipe metal trim.

7.       Secure doors and windows and leave on designated night lights.

8.       Clean elevators nightly, including walls, ceilings, saddles and doors.

9.       Maintain janitor's closets and clean related equipment.

10. Damp mop all non-resilient floors such as concrete, terrazo and ceramic tile.

PERIODICALLY (AS NOTED):

11. Dust office furniture, window sills and all other surfaces up to 84" high (weekly spot clean as needed).

12.      Remove fingermarks from woodwork, walls and partitions.

13. Spot wash interior partition glass and door glass to remove smudge marks weekly.

14.      High dust partitions, pipes, vents and moldings once per month.

15. Strip and recondition resilient floor areas using buffable non-slip type floor finish two (2) times a year.

16.      Dust all venetian blinds three (3) times a year or as needed.

17. Vacuum all ceiling and wall air supply and exhaust diffusers and grills four (4) times per year.

18.      Clean interior and exterior windows four (4) times per year.


                                    EXHIBIT F

                              RULES AND REGULATIONS

1. Tenant will not obstruct or permit its employees, agents, invitees or licensees to obstruct, in any way, the sidewalks, entry passages, corridors, halls, stairways or elevators of the Building, or use the same in any way other than as a means of passage to and from the Demised Premises; bring in, store, test or use any materials in the Building which could cause a fire or an explosion or produce any fumes or vapor; smoke in any elevator, stairwell or any designated "no smoking" area; throw substances of any kind out of windows or doors, or down the stairs, halls or passages of the Building; sit on or place anything upon the window sills; or clean the windows.

2. Waterclosets and urinals shall not be used for any purpose other than those for which they were constructed and no sweepings, rubbish, ashes, newspaper or any other substances of any kind will be thrown into them. Waste and excessive or unusual use of water is prohibited.

3. The windows, doors, partitions and lights which reflect or admit light into the halls or other places of the Building will not be obstructed. NO SIGNS, ADVERTISEMENTS OR NOTICES WILL BE INSCRIBED, PAINTED, AFFIXED OR DISPLAYED IN, ON, UPON OR BEHIND ANY WINDOWS, except as may be required by law or agreed upon in writing by Landlord. Except as expressly provided in the Lease, no sign, advertisement or notice will be inscribed, painted or affixed on any doors, partitions or other part of the inside or outside of the Building, without the prior written consent of the Landlord.

4. No contract of any kind with any supplier of towels, water, ice, toilet articles, waxing, rug shampooing, venetian blind washing, furniture polishing, lamp servicing, cleaning of electrical fixtures, removal of waste paper, rubbish or garbage, or other like service will be entered into by Tenants, nor will any vending machine of any kind be installed in the Demised Premises, without the prior written consent of Landlord.

5. When electric wiring of any kind is introduced, it will be done only by contractors approved by Landlord an must be connected as approved by Landlord. No stringing or cutting of wires will be allowed.

6. Landlord has the right to approve or proscribe the weight, size and position of all safes and other bulky or heavy equipment or articles. All sales or other heavy equipment or articles will stand on a base of such size as is designated by Landlord. All freight, including furniture and equipment, brought into the Building by Tenant and the time of moving the same in and out of the Building, will be done under the supervision of Landlord. Landlord will not be responsible for loss of or damage to any such equipment or freight from any cause and any damage done to the Building by moving or maintaining any such equipment or freight will be repaired at the expense of the Tenant. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

7. No machinery of any kind or articles of unusual size or weight will be allowed in the Building without the prior written consent of Landlord. Business machines and mechanical equipment will be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Landlord's judgement, to absorb and prevent vibration, noise and annoyance to other tenants.

8. No additional or different lock or locks will be placed by Tenant on any door without the prior written consent of Landlord, which shall not be unreasonably withheld. Two (2) keys will initially be furnished to Tenant by Landlord and two (2) additional keys will be supplied to Tenant by Landlord upon request, without charge. Any additional keys requested by Tenant will be paid for by Tenant. Tenant, its agents and employees, will not have any duplicate key made. Any and all keys to doors and washrooms will be returned to Landlord on or before the termination of the Lease. In the event of a loss of any keys, Tenant will pay Landlord the cost thereof and, if applicable, the costs of replacing the locks related thereto.

9. Except as is expressly provided in the Lease to the contrary, Tenant will not employ any person or person for the purpose of cleaning the Demised Premises without the prior written consent of Landlord. Landlord will not be responsible to Tenant for any loss of property from the Demised Premises, or for any damage done to the Demised Premises or the effects of Tenant by cleaners employed by Tenant or any of its employees, or by any other person or any other cause however occurring.

10. No bicycles, vehicles or animals of any kind will be brought into or kept in or about the Demised Premises other than in areas which are specifically designated for such purpose, if any.

11. The requirements of Tenant will be attended to only upon application at the office of Landlord. Employees of Landlord will not perform, or be requested by Tenant to perform, any work for Tenant or do anything outside of their regular duties, unless under special instructions from Landlord.

12. The Demised Premises will not be used for lodging or sleeping purposes and cooking therein is prohibited. Tenant will not use the Demised Premises or permit the Demised Premises to be used for the sale of food or beverages.

13. Tenant will not conduct, or permit any other person to conduct any auction upon the Demised Premises; manufacture or store goods, wares or merchandise upon the Demised Premises, without the prior written approval of Landlord, except the storage of usual supplies and inventory to be used by Tenant in the conduct of its business; permit the Demised Premises to be used for gambling; make or permit to be made any unusual noises or any musical instrument, radio, television or recorded or wired music to be played in such a manner as to disturb or annoy other tenants; or permit any unusual odors to be produced upon the Demised Premises.

14. No awning or other projections will be attached to the outside walls of the Building. No curtains, blinds, shades or screens will be attached to or hung in, or used in connection with any window or door of the Demised Premises, without the prior written consent of Landlord and any such curtains, blinds and shades must be of a quality, type, design and color, and attached in a manner approved by Landlord.

15. Canvassing, soliciting and peddling in the Building are prohibited, and Tenant will cooperate to prevent the same.

16. All deliveries and loading and unloading of goods or freight will be done in the areas and through the entrances designated for such purposes by the Landlord. Timing will be reviewed with Landlord and mutually agreed upon by Landlord and Tenant. Neither Tenant or others will use any hand trucks or similar moving devices except those equipped with rubber tires and side guards. No hand trucks or similar moving devices will be allowed in passenger elevators.

17. Tenant will have the right in common with Landlord and other tenants of the Building and their employees and invitees to use the parking area(s) and/or parking garage, if any, provided by Landlord for the parking of passenger automobiles, other than parking spaces specifically identified as allocated to others by Landlord. Landlord may issue parking permits (which Tenant will require all of its employees to display in or on their vehicles), install a gate system or impose any other system Landlord deems necessary for the use of the parking area(s). The Tenant and the Tenant's employees will park their vehicles only in those portions of the parking area designated for that purpose by Landlord. TENANT AGREES THAT IT AND ITS EMPLOYEES AND INVITEES WILL NOT PARK THEIR AUTOMOBILES IN PARKING SPACES ALLOCATED FOR VISITORS OR RESERVED TO OTHERS BY LANDLORD AND WILL COMPLY WITH SUCH RULES AND REGULATIONS FOR USE OF THE PARKING AREA(S) AS LANDLORD MAY FROM TIME TO TIME PRESCRIBE. VIOLATION OF THE REGULATION MAY RESULT IN VEHICLE(S) BEING TOWED AT THE EXPENSE OF THE OWNER/OPERATOR OF SUCH VEHICLE(S). Landlord is not responsible for any damage or theft of any vehicle in the parking area(s) and will not be required to keep parking spaces clear of unauthorized vehicles or to otherwise supervise the use of the parking area(s). Landlord reserves the right to change any existing or future parking area, roads or driveways, to make any repairs or alterations deemed necessary to any parking area, road and/or driveway and to temporarily revoke or modify the parking rights granted to Tenant hereunder.

18. Before closing and leaving the Demised Premises, Tenant will ensure that all entrance doors have been locked.

19. Landlord has the right to prohibit any advertising by Tenant which in Landlord's reasonable opinion tends to impair the reputation of the Building (and/or park in which the Building is located) or its desirability as a building for offices, and upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

                                    EXHIBIT G

RIDER TO LEASE BETWEEN PRINCETON PIKE CORPORATE CENTER ASSOCIATES IV ("LANDLORD") AND PHYSICIANS HEALTH CARE OF NEW JERSEY ("TENANT")

         Notwithstanding the provisions of the above-captioned Lease between Landlord and Tenant, the following provisions are incorporated into and made a part of the Lease, and if inconsistent with any of the provisions of the Lease, the provisions of this Rider shall govern:

                    ARTICLE 4. BASE RENT AND ADDITIONAL RENT

SECTION 4.3 The Demised Premises is currently separately metered for electric usage. Tenant will pay all charges for electric usage directly to Landlord based on a checkmeter to the Demised Premises.

              ARTICLE 5. PREPARATION FOR OCCUPANCY; EXCUSABLE DELAY

SECTION 5.1 Add the following to the end of this Section: "Tenant acknowledges that all fitup work will be done after Tenant takes possession of the Demised Premises under a CCO as set forth in the Agreement of Lease."

SECTION 5.3 Add the following to the beginning of this Section: "When applicable,."

                        ARTICLE 6. UTILITIES AND SERVICES

ADD THE FOLLOWING NEW SUBSECTION:

SECTION 6.1(f) If the Atrium cafeteria is closed for a period greater than sixty
(60) days, Landlord will provide Tenant with an area on the courtyard level to accommodate customary plumbing and refrigeration for Tenant's kitchen needs.

                          ARTICLE 17. SECURITY DEPOSIT

ADD THE FOLLOWING NEW SUBSECTION:

"SECTION 17.4     LETTER OF CREDIT
         A. Within ten (10) business days after the delivery to Tenant of a fully executed copy of this Lease and receipt by Tenant of the executed Subordination and Non-Disturbance Agreement described in Section 23, the Tenant will deposit with Landlord a Letter of Credit ("LC"), in the amount of Two Hundred Fifty Thousand and 00/100 ($250,000.00) Dollars. The LC will constitute part of the Security Deposit required pursuant to Article 17 in addition to $50,000.00 cash, subject to all of the following terms and conditions (in addition to and not in lieu of the provisions of Article 17 which shall apply to the LC, as applicable, and to any monies received by Landlord as a result of a draw on the LC):

                  (i) The LC will be irrevocable and unconditional for a term through May 15, 1999 unless Landlord receives not less than sixty (60) days notice of non-renewal;

                  (ii) The LC will be issued by an established and recognized banking institution approved by Landlord and in the form attached hereto as Exhibit H; and

                  (iii) Any monies paid to Landlord by the issuer of the LC will be retained by Landlord as the requisite Security Deposit, subject to disposition in accordance with the provisions of Article 17 of this Lease; and

                  (iv) Except as set forth in Section 17.1, in the event that Landlord receives notice that the LC will not be renewed, Landlord will notify Tenant of such event and Tenant will, not later than thirty (30) days prior to the scheduled expiration of the expiring LC, deliver to Landlord a replacement LC, complying with all of the terms and conditions set forth herein and effective commencing on the first business day after the date of expiration of the expiring LC. Tenant's failure to deliver a replacement LC as set forth herein will, notwithstanding any other provision of this Lease to the contrary, including, without limitation, the provisions of Section 8.1, constitute an uncured event of default under this Lease giving Landlord the right to immediately draw upon the expiring LC. If Landlord draws on the expiring LC, Landlord will pay to Tenant all sums received as a result of such drawing as, if and when Tenant delivers to Landlord a replacement LC complying with the terms hereof.

                  (v) Tenant's failure to fully, completely and punctually comply with the above requirements, TIME BEING SPECIFICALLY AND EXPRESSLY HEREBY MADE OF THE ESSENCE, will constitute a material default.

                              ARTICLE 21. SELF-HELP

ADD THE FOLLOWING NEW SUBSECTION:
SECTION 21.3 "If Landlord defaults in the performance of its obligations under this Lease and if such Landlord's default materially and adversely affects Tenant's use and occupancy of the Demised Premises for the operation of Tenant's business therein or if Landlord fails to pay taxes or assessments, or if such failure continues for a period exceeding thirty (30) days or such additional reasonable time if any obligation of Landlord cannot be completed within such thirty (30) days after notice thereof to Landlord and the expiration of any applicable grace period, Tenant shall have the right, upon written notice to Landlord and its Mortgagee, supported by written estimates of cost of any work, to expend any reasonable sums in the correction or curing of Landlord's failure to perform, and if Tenant performs any such obligation of Landlord, Landlord agrees that it will pay to Tenant the reasonable costs thereof, and if Landlord shall fall to make such payment within five (5) days after Tenant's written request therefor, then Tenant shall have the right to deduct such sums from the next payment of Base Rent payable under this Lease. This remedy shall be in addition to any other remedies available to Tenant pursuant to this Lease or provided by law. In no event will Tenant's payments or costs hereunder become a lien against the Demised Premises, Building or Property."

                  ARTICLE 23. SUBORDINATION AND NON-DISTURBANCE

SECTION 23.1 Add the following to the end of this Section: "Landlord will obtain a Subordination and Non-Disturbance Agreement for Tenant with Landlord's Mortgagee in form reasonably satisfactory to Tenant, which form is attached hereto as Exhibit J."

                               ARTICLE 26. SIGNAGE

SECTION 26.2 Add the following to the end of this Section: "Tenant's name will be displayed on the existing exterior ground mounted tenant directory sign which is located near the front center of the Building facing Interstates 95 and 295. In addition, Tenant's name will be displayed on Building standard signage directly adjacent to its suite entrance off the elevator lobby. The rear entrance to the Demised Premises will also contain signage identifying Tenant similar to the current signage for DKM."

                   ARTICLE 39. RIGHT TO INSTALL SATELLITE DISH

SECTION 39.1 Tenant shall have the right to install a satellite dish on the roof of the Building at Tenant's sole cost and expense, subject to compliance with the following conditions:

a) Six weeks before Tenant intends to commence the installation work, Tenant shall supply Landlord with a listing of all equipment to be installed on the roof including, without limitation, general description of the equipment, name of manufacturer, model number or other manner of identifying the equipment, specifications for the equipment including, without limitation, size, weight and electrical power requirements, working drawings for all cable installation whether on the roof or elsewhere in the Building, name and address of the contractor who will install the equipment and cabling on Tenant's behalf and the manner in which the equipment is to be affixed to the roof including, without limitation, plans and specifications which will indicate the determination of a qualified engineer as to whether or not additional structural reinforcement is required and the location of the installation. Landlord reserves the right (i) to approve the contractor selected by Tenant and (ii) to specify the color and finish of the equipment to be installed so that same will be in keeping with the aesthetics of the Building provided such colors can be obtained by Tenant.

b) The information supplied by Tenant as set forth in Subsection a) shall be subject to Landlord's review and approval which approval shall not be unreasonably withheld or delayed. Landlord reserves the right to have such information reviewed by Landlord's engineer in which event Tenant shall pay the reasonable costs and expenses of such review.

c) Tenant shall be responsible for compliance with all applicable laws, ordinances and regulations in connection with such installation, including, without limitation, compliance with local zoning codes, building codes and Federal Communications Commission permits if required. PRIOR TO THE COMMENCEMENT OF THE INSTALLATION WORK Tenant shall deliver to Landlord a copy of the building permit and other certificates or approvals and such other evidence of such compliance as may be reasonably required by landlord. Landlord makes no warranties or representation that Tenant's roof installation can be made in compliance with local ordinance and Tenant relies solely on its independent investigation in this regard. Landlord will cooperate with Tenant at Tenant's sole expense in obtaining any required permits.

d) The installation and removal of the equipment shall in all respects be subject to the conditions of this Lease including but not limited to Articles 10 and 14. If the installation of the satellite dish is not done by Landlord, Landlord may supervise and/or inspect such installation and charge a fee to compensate Landlord for the cost of such supervision and/or inspection. In addition, Tenant's installation must be in accordance with Landlord's roof warranty which may require inspection by the company which installed the roof of the Building. If Tenant's installation will result in any penetration of the roof, Tenant must complete the attached certificate. Tenant shall furnish Landlord with as-built drawings upon completion.

e) Landlord shall have the right with thirty days written notice to Tenant, to require Tenant to remove or relocate its equipment, at Landlord's sole expense. Landlord shall make a reasonable effort to provide to Tenant an adequate relocation space. Failure to do so shall not be considered a constructive eviction on Landlord's part or a denial of any essential services to Tenant.

f) Tenant's access to the roof to install, maintain or remove the equipment shall be subject to the rules and regulations of the Building and shall only be provided on forty-eight (48) hours advance written notice to Landlord so that Landlord's representative(s) may be present at the time such access is provided. In the event of an emergency, Tenant will not be required to give prior notice, but Tenant shall give subsequent notice to Landlord. Landlord and its representatives shall have the same rights to inspect Tenant's satellite dish and television antenna as provided in Article 12.3 of this Lease.

g) Tenant agrees to the extent reasonably possible to connect the satellite dish to its meter servicing the Demised Premises. In the event the satellite cannot be connected to the same meter as the Demised Premises, Tenant agrees to the installation of a separate electrical meter or submeter to monitor the electrical uses of Tenant's equipment and agrees to pay to Landlord, upon demand, the charges of the utility company for such electrical services to Tenant's equipment. The cost and expense of installation of the meter shall be the responsibility of the Tenant.

h) In the event that Tenant desires to replace upgrade or otherwise modify its equipment, such replacement, upgrading or modification shall be subject to all the terms and conditions of this Article.

i) Tenant's use of the roof space for its equipment shall be nonexclusive and Tenant acknowledges that Landlord may, from time to time, grant to other tenants the right to make similar use of other areas of the roof. Landlord agrees to make reasonable efforts to provide that the equipment or installations of such other tenants will not interfere with the installation made by Tenant pursuant to this paragraph. However, Landlord will not be required to relocate any HVAC, electrical or other equipment and structures of the Building. Tenant shall take such actions as may reasonably be required in order to prevent interference by Tenant's equipment with other communications equipment installed on the roof by any other tenant or by Landlord.

j) In connection with Tenant's installation, Tenant shall use only shielded cable/plenum rated to prevent interference with other Building or tenant communication systems, use cable which complies with applicable local fire and building codes and provide appropriate identification for Tenant's cabling at all points where such cable is accessible.

k) Tenant agrees to have its satellite dish included under its current policy of insurance for the Demised Premises. Tenant shall indemnity and save Landlord harmless from any and all cost, expense, claim, injury or liability in any way arising or relating to the installation, operation or removal of Tenant's equipment or cabling through the Building, including, without limitation, expenses related to damage to the roof of the Building, and claims, injury or damages of any other tenants in the Building or the office park, their employees, agents and invitees except to the extent that same results from negligent acts or omissions of Landlord, its employees, agents and invitees.

l) In the event that any of Tenant's installations are to be made through space occupied by other tenants in the Building, Tenant shall be responsible to obtain, in advance of such installation, and to provide to Landlord in advance of such installation, written waivers or consents of such other tenants to the installation. Landlord covenants to assist Tenant at Tenant's sole expense in obtaining such waivers or consents.

                                - END OF RIDER -

                                    EXHIBIT H


                          [LETTERHEAD OF ISSUING BANK]


[Name of Landlord)
c/o Gale & Wentworth
Princeton Forrestal Village
136-200 Main Street
Princeton, New Jersey 08540

Gentlemen:

At the request of our customer, [NAME OF TENANT], we hereby establish our Irrevocable Letter of Credit No._____, in your favor in the amount of U.S.________ ($________) Dollars effective upon the date hereof and expiring at our main office, [BANK'S ADDRESS], on May 15, 1999.

Funds under this Irrevocable Letter of Credit are available to you upon receipt of (a) a certificate of an officer/general partner of the Landlord stating that
(i) an uncured default or defaults exist(s), and that all applicable cure periods have passed and the Landlord has given all applicable Notices pursuant to a certain Lease Agreement dated ____________________ between you, as Landlord, and [NAME OF TENANT], as Tenant, and specifying and describing such default or defaults and (ii) a copy of the above certificate has been delivered to Tenant at the Demised Premises, or if Tenant no longer occupies the Demised Premises, then at such location as is specified under the Lease, prior to delivery us and (b) the original of this Irrevocable Letter of Credit.

If we receive such certificate on or before the close of business on the expiration date of this Letter of Credit, we will forthwith honor the request.

This Irrevocable Letter of Credit sets forth In full the terms of our undertaking and such undertaking shall not in any way be modified, amended or amplified by reference to any document or instrument referred to herein or in which this Irrevocable Letter of Credit may be referred to or to which this Irrevocable Letter of Credit relates and any such reference shall not be deemed to incorporate herein by reference any document or instrument. This Irrevocable Letter of Credit is transferable by you on one (1) occasion to a subsequent owner of record of title to the real property at which the Demised Premises is located upon presentation of (i) your certification of transfer of title, (ii) a copy of the recorded deed vesting title in such subsequent owner and (iii) the original of this Irrevocable Letter of Credit.

This Irrevocable Letter of Credit is subject to applicable provisions of the Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce Publication No. 400, which shall in all respects be deemed a part hereof as fully as if incorporated herein.

Drawings under this Irrevocable Letter of Credit cannot be effected before
________.

Very truly yours,


ISSUING BANK
AUTHORIZED SIGNATURE


F24

                                    EXHIBIT I


                              FORM OF TENANT LETTER


Gentlemen,

We hereby authorize and direct you to pay the rent and other amounts due us under the referenced lease directly to:

                                Connecticut General Life Insurance company
                                c/o Dorman & Wilson, Inc.
                                P.O. Box 366
                                One North Lexington Avenue
                                White Plains, New York 10602-0366

Please direct any Inquiries to the undersigned.

Very truly yours,

                                    EXHIBIT J

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT



Tenant Name: ___________________________
Trade Name: ____________________________
Room/Unit No.: _________________________


         THIS AGREEMENT is dated the ___________ day of _______________, 19_____, and is made by and among CONNECTICUT GENERAL LIFE INSURANCE COMPANY, having an address c/o CIGNA Investments, Inc., 900 Cottage Grove Road, Bloomfield, Connecticut 06002, Attn: Real Estate Investment Services S-319 ("Mortgagee"), _____________________________________________, d/b/a
________________________________________________________, having an address of
_______________________________________________________________ ("Tenant"), and
________________________________________________________, having an address of
___________________________________________________________________ (Landlord).

         A.       Tenant has entered into a lease ("Lease") dated
_______________, 19______ with __________________________ as lessor
("Landlord"), covering the premises known as ________________________ (the "Premises") within the property known as ______, more particularly described as shown on Exhibit A, attached hereto (the "Real Property").

         B. Mortgagee has agreed to make or has made a mortgage loan in the amount of $ ___________ to Landlord, secured by a mortgage of the Real Property (the "Mortgage"), and the parties desire to set forth their agreement herein.

         NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  1. The Lease and all extensions, renewals, replacements or modifications thereof are and shall be subject and subordinate to the Mortgage and all terms and conditions thereof insofar as it affects the Real Property of which the Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of amounts secured thereby and interest thereon.

                  2. Tenant shall attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the Premises by deed in lieu of foreclosure, and the successor and assigns of such purchaser(s), as its landlord for the unexpired balance (and any extensions, if exercised) of the term of the Lease on the same terms and conditions set forth in the Lease.

                  3. If it becomes necessary to foreclose the Mortgage, Mortgagee shall neither terminate the Lease nor join Tenant in summary or foreclosure proceedings so long as Tenant is not in default under any of the terms, covenants, or conditions of the Lease.

                  4. If Mortgage succeeds to the interest of Landlord under the Lease, Mortgagee shall not be:

                           a.       liable for any act or omission of any prior
landlord (including Landlord);

                           b.       liable for the return of any security
deposit unless such deposit has been delivered to Mortgagee by Landlord or is in an escrow fund available to Mortgagee;

                           c.       subject to any offsets or defenses that
Tenant might have against any prior landlord (including Landlord);

                           d.       bound by any rent or additional rent that
Tenant might have paid for more than the current month to any prior landlord (including Landlord);

                           e.       bound by any amendment, modification, or
termination of the Lease without Mortgagee's consent;

                           f.       personally liable under the Lease,
Mortgagee's liability thereunder being limited to its interest in the Real Property; or

                           g.       bound by any notice of termination given by
Landlord to Tenant without Mortgagee's prior written consent thereto.

                  5. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

                  6. Tenant shall give Mortgagee, by certified mail, return receipt requested, or by commercial overnight delivery service, a copy of any notice of default served on Landlord, at Mortgagee's address set forth above or at such other address as to which Tenant has been notified in writing. If Landlord shall have failed to cure such default within the time provided for in the Lease, then Mortgagee shall have an additional ten (10) days within which to cure any default capable of being cured by the payment of money and an additional thirty (30) days within which to cure any other default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such thirty (30) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

                  7. Landlord has agreed under the Mortgage and other loan documents that rentals payable under the Lease shall be paid directly by Tenant to Mortgagee upon default by Landlord under the Mortgage. After receipt of notice from Mortgagee to Tenant, at the address set forth above or at such other address as to which Mortgage has been notified in writing, that rentals under the Lease should be paid to Mortgagee, Tenant shall pay to Mortgagee, or at the direction of the Mortgagee, all monies due or to become due to Landlord under the Lease. Tenant shall have no responsibility to ascertain whether such demand by Mortgagee is permitted under the Mortgage, or to inquire into the existence of default. Landlord hereby waives any right, claim, or demand it may now or hereafter have against Tenant by reason of such payment to Mortgagee, and any such payment shall discharge the obligations of Tenant to make such payment to landlord.

                  8. Tenant declares, agrees and acknowledges that Mortgagee, in making disbursements pursuant to any agreement relating to the Loan, is under no obligation or duty to, nor has Mortgagee represented that it will, see to the application of such proceeds by the person or persons to whom Mortgagee disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement shall not defeat the subordination herein made in whole or in part.

         IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.


Mortgagee: ___________________________        ________________________  Date

By: __________________________________

Its: _________________________________



Tenant: ______________________________        Date _______________________


By: __________________________________

Its: _________________________________



Landlord: ____________________________        Date _______________________


By: __________________________________

Its: _________________________________

                                  [CORPORATION]


[STATE OR COMMONWEALTH OF ___________________ ]
                                                  :ss.
[COUNTY OF __________________________________ ]


         On this, the ________ day of __________________________, before me, notary public, the undersigned officer, personally appears
__________________________________, who acknowledged himself to be the
______________________________________ of ___________________________________,
a corporation, and the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal the day and year aforesaid.


                                             __________________________________
                                             Notary Public
My Commission Expires

                                  [PARTNERSHIP]


[STATE OF                                   ]
                                                     :ss.
[COUNTY OF                                  ]


         On this _______ day of ___________________________ in the year ________
before me, ____________________________________, a Notary Public of said State, duly commissioned and sworn, personally appeared ____________________________, known to me (or proved to me on the oath of _____________________________) to be a general partner of a limited partnership that executed the within instrument, and acknowledged to me that such partnership executed the same.



                                           ___________________________________
                                           Notary Public in and for said State

                            [CII ON BEHALF OF CGLIC]


STATE OF CONNECTICUT                )
                                    )        ss.
COUNTY OF HARTFORD                  )

         On this _______ of _____________________, 19____, personally appeared
____________________________ who acknowledged himself to be the
_______________________________ of CIGNA Investments, Inc., a corporation, duly authorized to sign on behalf of _________________________, a corporation, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation.

         IN WITNESS WHEREOF, I hereunto set my hand.


                                           ____________________________________
                                           Notary Public
                                           My Commission Expires:

                  ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT



                  THIS ASSUMPTION OF LEASE (this "Assumption") dated as of 2/11/97 by PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY INC., a New Jersey corporation having an office at 1009 Lenox Drive, Lawrenceville, NJ 08648 ("PHP") to NJ STATE MEDICAL UNDERWRITERS, a New Jersey corporation having an office at 2 Princess Road, Lawrenceville, New Jersey 08648 ("ASSIGNEE").


                                   WITNESSETH


                  For valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, PHP and ASSIGNEE agree that:


                  1. ASSIGNMENT AND DELIVERY OF THE PREMISES. PHP assigns to ASSIGNEE, effective as of 10/1/96 (the "Effective Date"), all of PHP's right, title and interest and ASSIGNEE assumes and agrees to perform each and every obligation of PHP under the lease dated May 24, 1995 between Princeton Pike Corporate Center Associates IV, a New Jersey partnership (the "Landlord") and PHP (the "Lease"), with respect to the 28,053 rsf of office space (the "Premises") located at ground floor level of 1009 Lenox Drive, Lawrenceville, New Jersey (the "Building"). ASSIGNEE acknowledges delivery of the Premises as of the Effective Date. ASSIGNEE will provide Landlord with a replacement cash Security Deposit in the amount of $150,000.00 and upon receipt of such deposit Landlord agrees that the PHP Letter of Credit may be terminated and Landlord shall return the $50,000.00 PHP Security Deposit to PHP.


As additional security for Landlord's agreement to this Assignment, the Lease shall be guaranteed by The Medical Inter-Insurance Exchange ("Guarantor"), a New Jersey corporation having an office at 2 Princess Road, Lawrenceville, New Jersey 08648 using the Guaranty form attached hereto as Exhibit A.

                  2. PARTIAL SUBLEASE. Landlord acknowledges that ASSIGNEE can sublease approximately 9,351 rsf of the Premises to PHP for its continued use at the same rates and under the same conditions contained in the Lease, but that ASSIGNEE will be primarily responsible under the Lease for all payments of rent. Landlord's acknowledge of such sublease is not intended to create privity between Landlord and PHP with regard to such sublease or any of the responsibilities of Tenant under the Lease and Landlord will look to ASSIGNEE only for all obligations of Tenant under the Lease.

                  3. ENTIRE AGREEMENT. This Assumption embodies the entire agreement of PHP and ASSIGNEE with respect to the subject matter of this Assumption, and it supersedes any prior agreements, whether written or oral, with respect to the subject matter of this Assumption. There are no agreements or understandings which are not set forth in this Assumption. This Assumption may be modified only by a written instrument duly executed by PHP and ASSIGNEE and consented to in writing by Landlord.

                  4. BINDING EFFECT. The terms and provisions of this Assumption will inure to the benefit of, and will be binding upon, the successors, assigns, personal representatives, heirs, devisees, and legatees of PHP and ASSIGNEE. PHP and ASSIGNEE have executed this Assumption on the respective dates set forth beneath their signatures below. Any agent or other person executing this Assignment and Assumption Agreement on behalf of either party represents and warrants to the other and to Landlord that he or she has full power and authority to execute this agreement on such party's behalf.

                  5. GOVERNING LAW. This Assumption shall be construed in accordance with the laws of the State of New Jersey.

                  IN WITNESS WHEREOF, the parties have executed this Assignment as of the dates listed below.


Attest:                                               PHYSICIANS HEALTHCARE PLAN OF NEW JERSEY
/S/ Maria A. Puglisi                                  By:      Karen A. Brayer
---------------------------------------------           ---------------------------------------
Name:  MARIA A. PUGLISI                               Name:  KAREN A. BRAYER
Title:     A Notary Public of New Jersey              Title:    ACTING CEO
(Seal)  My Commission Expires August 3, 2000          Date:    3/18/97

Attest:                                               NJ MEDICAL UNDERWRITERS
/S/ Maria A. Puglisi                                  By:      /S/ D J Goldberg
---------------------------------------------         -----------------------------------------
Name:  MARIA A. PUGLISI                               Name:  David Goldberg
Title:    A Notary Public of New Jersey               Title:    President & CEO
(Seal)   My Commission Expires August 3, 2000         Date:    3/19/97


In acknowledgment of guaranty obligations set forth in Paragraph 1 of this agreement:


Attest:                                               THE MEDICAL INTER-INSURANCE EXCHANGE
/S/ Maria A. Puglisi                                  By:      /S/ D J Goldberg
---------------------------------------------            --------------------------------------
Name:  MARIA A. PUGLISI                               Name:  David Goldberg
Title:    A Notary Public of New Jersey               Title:    President & CEO
(Seal)   My Commission Expires August 3, 2000         Date:    3/19/97



                               LANDLORD'S CONSENT

Provided PHP becomes current in all of its Lease rental obligations prior to the Effective Date of the Assumption Agreement, Landlord hereby consents to this Assumption Agreement as of the 2nd day of APRIL , 1997 and further agrees that PHYSICIANS HEALTHCARE PLAN OF NEW JERSEY, a New Jersey corporation is hereby released from the obligations of the Lease which are assumed by NJ MEDICAL UNDERWRITERS, A New Jersey corporation and guaranteed by THE MEDICAL INTER-OFFICE EXCHANGE, a New Jersey corporation ("Guarantor") pursuant to the above Assumption of Lease Agreement, provided that ASSIGNEE provides a cash Security Deposit in accordance with the provisions of Article 17 of the Lease of $150,000. Landlord agrees that upon Landlord's receipt of the $150,000 Security Deposit from ASSIGNEE, PHP may then terminate its Letter of Credit and Landlord shall return the $50,000.00 cash PHP Security Deposit. Landlord also consents to the Sublease as set forth in Paragraph 2 above, but Landlord shall collect all rentals from ASSIGNEE and ASSIGNEE shall remain primarily liable under the Lease.

                                     PRINCETON PIKE CORPORATE CENTER
                                     ASSOCIATES IV

ATTEST:                              BY:  PIKE IV HOLDING, L.L.C., a New
                                     Jersey limited liability company
                                     By:  DKM Properties Corp., attorney-in-fact

                                     By:/s/   Donald M. Slaught
-------------------------------         ---------------------------------------
Anita J. Marvulli, Asst. Secty.      Donald M. Slaght, Vice President - Leasing




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